Registration No. 811-02120
                                                        Registration No. 2-38414
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]


                Post-Effective Amendment No. 86                         [x]


                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]


                Amendment No. 86                                        [x]



                        (Check appropriate box or boxes)

                              SECURITY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                                      Copies To:

Michael G. Odlum, President                           Amy J. Lee, Secretary
Security Income Fund                                  Security Income Fund
One Security Benefit Place                            One Security Benefit Place
Topeka, KS 66636-0001                                 Topeka, KS 66636-0001
(Name and address of Agent for Service)


Approximate date of proposed public offering: May 1, 2007


It is proposed that this filing will become effective (check appropriate box):


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[x]  on May 1, 2007, pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on May 1, 2007, pursuant to paragraph (a)(1) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]  on May 1, 2007, pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                               Logo: Security Benefit(SM)
                                                     Security Distributors, Inc.



      PROSPECTUS


SECURITY FUNDS(SM)



May 1, 2007






|_| Security Capital Preservation Fund

|_| Security Diversified Income Fund
    (Formerly U.S. Government Fund)

|_| Security High Yield Fund

|_| Security Income Opportunity Fund

|_| Security Cash Fund




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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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SDI 607 (R5-07)

TABLE OF CONTENTS

FUND INVESTMENT OBJECTIVES AND STRATEGIES.............                      3
    Security Capital Preservation Fund................                      3
    Security Diversified Income Fund..................                      4
    Security High Yield Fund..........................                      5
    Security Income Opportunity Fund..................                      6
    Security Cash Fund................................                      7
PRINCIPAL RISKS.......................................                      8
    Interest Rate Risk................................                      8
    Credit Risk.......................................                      8

    Credit Derivative Transactions....................                      8

    Prepayment Risk...................................                      8
    Senior Loans......................................                      9
    Unsecured and Subordinated Loans..................                      9
    Special Situation Investments/Securities in Default                    10
    Special Risks Associated with
      Mortgage-Backed Securities......................                     10
    Market Risk.......................................                     10
    Options and Futures...............................                     10
    Foreign Securities................................                     10
    Restricted Securities.............................                     10
    High Yield Securities.............................                     10
    Additional Information............................                     11
    Portfolio Holdings................................                     11
PAST PERFORMANCE......................................                     11
FEES AND EXPENSES OF THE FUNDS........................                     17
INVESTMENT MANAGER....................................                     21
    Management Fees...................................                     21
    Portfolio Managers................................                     21
SUB-ADVISER...........................................                     21
    Portfolio Managers................................                     22
BUYING SHARES.........................................                     22
    Customer Identification and Verification..........                     22
    Market Timing/Short-Term Trading..................                     23
    Class A Shares....................................                     24
    Class A Distribution Plan.........................                     25
    Class B Shares....................................                     25
    Class B Distribution Plan.........................                     25
    Class C Shares....................................                     26
    Class C Distribution Plan.........................                     26
    Revenue Sharing Payments..........................                     26
    Cash Fund.........................................                     26
    Waiver of Deferred Sales Charge...................                     27
SELLING SHARES........................................                     27
    By Mail...........................................                     27
    By Telephone......................................                     28
    By Broker.........................................                     28
    Cash Fund.........................................                     28
    Payment of Redemption Proceeds....................                     28
    Redemption Charge (Income Opportunity Fund Class A Shares)             28
DETERMINATION OF NET ASSET VALUE......................                     28
DIVIDENDS AND TAXES...................................                     29
    Tax on Distributions..............................                     29
    Taxes on Sales or Exchanges.......................                     30
    Backup Withholding................................                     30
SHAREHOLDER SERVICES..................................                     30
    Accumulation Plan.................................                     30
    Systematic Withdrawal Program.....................                     30
    Exchange Privilege................................                     31
    Retirement Plans..................................                     32
INVESTMENT POLICIES AND
MANAGEMENT PRACTICES..................................                     32
    Convertible Securities............................                     32

    Foreign Securities................................                     32

    Asset-Backed Securities...........................                     33
    Mortgage-Backed Securities........................                     33
    Restricted Securities.............................                     34
    Lower Rated Debt Securities.......................                     34
    Senior Loans......................................                     34
    U.S. Government Securities........................                     35
    Guaranteed Investment Contracts ("GICs")..........                     35

    Cash Reserves.....................................                     35

    Borrowing.........................................                     36
    Futures and Options...............................                     36
    Swaps, Caps, Floors and Collars...................                     36

    Credit Derivative Instruments.....................                     37

    When-Issued Securities and
      Forward Commitment Contracts....................                     37
    Portfolio Turnover................................                     37
GENERAL INFORMATION...................................                     37
    Shareholder Inquiries.............................                     37
FINANCIAL HIGHLIGHTS..................................                     37
APPENDIX A

    Description of Short-Term Instruments.............                     48
    Description of Commercial Paper Ratings...........                     48
    Description of Corporate Bond Ratings.............                     48

APPENDIX B
    Reduced Sales Charges.............................                     50


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FUND INVESTMENT OBJECTIVES AND STRATEGIES
Listed below are the investment objectives and principal investment strategies for each Fund. Unless expressly designated as "fundamental," all policies and procedures of the Funds, including their investment objectives, may be changed by the Funds' Boards of Directors without shareholder approval. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.


Security Capital Preservation Fund

             FUND FACTS
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             Objective: High level of income while also seeking to maintain a high degree of stability of shareholders' capital.


             Benchmark: Lehman Brothers 1-3 Year Government/Credit Index

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             INVESTMENT OBJECTIVE
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The Capital Preservation Fund seeks to provide a high level of income while also seeking to maintain a high degree of stability of shareholders' capital. THE FUND'S OBJECTIVE IS NOT A FUNDAMENTAL POLICY AND MAY BE CHANGED BY THE FUND'S BOARD OF DIRECTORS AT ANY TIME.

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             PRINCIPAL INVESTMENT STRATEGIES
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In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by 6th Avenue Investment Management Company, LLC (the "Investment Manager"), the Fund's investment adviser, to be of comparable quality). Such fixed income securities may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The Investment Manager will maintain a dollar-weighted average duration of 1 to 4.5 years in managing the Fund's portfolio.

While the Fund will invest primarily in domestic fixed income securities, it also may invest in dollar-denominated fixed income securities issued by foreign issuers. Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities that are not investment grade (also known as "high yield/high risk securities" or "junk bonds"), including senior secured floating rate corporate loans ("Senior Loans"), as well as restricted securities. Further, the Fund may enter into derivative instruments such as futures contracts, options on futures contracts, options on securities, and credit derivative instruments for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities.

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  INVESTMENT GRADE SECURITIES are fixed income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor's Ratings Group and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality.
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The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as global market conditions.

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  BOTTOM-UP APPROACH means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager looks at when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.
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To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.


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  CREDIT QUALITY RATING is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

  An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A for a more complete discussion of the meaning of the different credit quality ratings.
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The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Fund is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements, and money market instruments. While the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund of any upswing in the market.

Security Diversified Income Fund

             FUND FACTS
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             Objective: High level of interest income with security of
                        principal.

             Benchmark: Lehman Brothers Aggregate Bond Index

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             INVESTMENT OBJECTIVE
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The Diversified Income Fund seeks to provide a high level of interest income with security of principal.

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             PRINCIPAL INVESTMENT STRATEGIES
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The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a dollar-weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Fund's holdings among asset classes and individual securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. Government securities.

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  DEBT SECURITIES, which are also called BONDS or DEBT OBLIGATIONS, are like a loan. The issuer of the bond, which could be the U.S. Government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY
  DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), although some bonds' interest rates may adjust periodically based upon a market rate. Payment-in-kind bonds pay interest in the form of additional securities.
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The Fund may also enter into derivative instruments such as futures contracts, options on futures contracts, options on securities, and credit derivative instruments. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities. The Fund may invest in restricted securities, as described under "Principal Risks."

The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market and capital structure, general economic factors and market conditions, as well as world market conditions.


To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been


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changed; (3) if the Investment Manager believes diversification of the Fund is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.


Under adverse market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund from any upswing in the market.


Security High Yield Fund

             FUND FACTS
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             Objective: High current income. Capital appreciation is a
                        secondary objective.


             Benchmark: Lehman Brothers High Yield Index

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             INVESTMENT OBJECTIVE
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The High Yield Fund seeks high current income. Capital appreciation is a secondary objective.

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             PRINCIPAL INVESTMENT STRATEGIES
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The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager to be of comparable quality (also known as "junk bonds"). These debt securities may include, for example: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans ("Senior Loans"). The Fund also may invest in a variety of investment vehicles that seek to track the performance of a specific index. The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase, and up to 25% of its net assets in Senior Loans. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Fund's average dollar weighted maturity is expected to be between 3 and 15 years.

The Fund may purchase and sell options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to enhance income, or as a substitute for purchasing or selling securities. The Fund may invest in restricted securities, as described under "Principal Risks." In addition, the Fund may invest in other types of debt securities and credit derivative instruments; enter into interest rate, total return, credit default, and index swaps and related cap, floor and collar transactions; purchase and sell securities on a when issued, forward commitment or delayed delivery basis; and engage in borrowing. The Fund may also invest in other types of securities and engage in other management practices that are not part of the Fund's principal investment strategies.

High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality. These securities are more volatile and normally pay higher yields than investment grade securities.


The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and global market conditions.


To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager looks for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Fund's holdings among securities and asset classes.


The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.


Under adverse market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment



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strategy could reduce the benefit to the Fund from any upswing in the market.


Security Income Opportunity Fund

             FUND FACTS
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             Objective: A high level of current income.

             Benchmark: S&P/LSTA Leveraged Loan Index

           Sub-Adviser: Four Corners Capital Management, LLC

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             INVESTMENT OBJECTIVE
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The Income Opportunity Fund seeks a high level of current income.

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             PRINCIPAL INVESTMENT STRATEGIES
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The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by the Fund's Sub-Adviser, Four Corners Capital Management, LLC ("Four Corners"), to be of comparable quality. Lower rated securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may also invest up to 10% of its total assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. As further discussed below, the Fund may also invest a portion of its assets in other types of securities or instruments.

Senior Loans in which the Fund invests typically have rates of interest which are re-determined daily, monthly, quarterly or semiannually by reference to a base lending rate, plus a fixed percentage spread. This base lending rate is typically the London Interbank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate"), the certificate of deposit ("CD") rate or other base lending rate used by commercial lenders. The Fund expects a dollar-weighted average period of approximately 90 days or less until the next interest rate adjustment for the Senior Loans held by the Fund. The borrower in a Senior Loan transaction may make principal payment at fixed terms or variable terms, depending on the documentation for a particular Senior Loan. In any case, Senior Loans generally allow for prepayment of principal without penalty and as such, are subject to prepayment risks.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. They generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower.

The Investment Manager has engaged Four Corners to provide investment sub-advisory services to the Fund. In analyzing whether to acquire a Senior Loan or corporate debt security, Four Corners will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; quality and experience of management; and adequacy of collateral coverage. Generally, Four Corners will perform its own credit analysis of each borrower. In so doing, Four Corners may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. Four Corners also may communicate directly with management of the borrowers.

The Fund may invest up to 10% of the Fund's total assets in "Special Situation Investments." Special Situation Investments generally are corporate loans and/or debt securities, which may include equity and debt securities acquired in connection with the loans or in connection with a reorganization of a borrower. Special Situation Investments also may be equity and/or debt securities of firms that, at the time of acquisition, have: (1) defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code; (2) entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing; or (3) prior to an event of default, the acute operating and/or financial problems of which have resulted in the market's valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over Treasury securities. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of


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credit, trade claims, convertible bonds, and preferred and common stocks.

In addition, the Fund may invest in certain other types of debt obligations, including unsecured or subordinated loans, and may receive such securities and/or equity securities as a result of a restructuring of the debt of an issuer, the reorganization of a Senior Loan, or as part of a package of securities acquired together with the Senior Loans of an issuer.

The Fund also may invest a portion of its assets in derivatives, including, without limitation, options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the markets in which the Fund may invest or to seek increased returns.

The Fund currently limits investments in securities of non-U.S. entities to no more than 15% of the Fund's total assets and will not invest in debt securities of issuers located in emerging markets. The Fund invests only in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars.

In order to avoid selling Fund assets to meet the Fund's shareholders redemption requests, the Fund intends to borrow to the full extent permitted by applicable law.

For purposes of realizing additional income, the Fund may lend its portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned.


Under adverse market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund from any upswing in the market.


Security Cash Fund

             FUND FACTS
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             Objective: As high a level of current income as is consistent with preservation of capital and liquidity.

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             INVESTMENT OBJECTIVE
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The Cash Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

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             PRINCIPAL INVESTMENT STRATEGIES
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The Fund pursues its objective by investing in a diversified and liquid portfolio of high-quality money market instruments, which may include restricted securities as described under "Principal Risks." Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest credit rating. The Fund also is designed to maintain a constant net asset value of $1.00 per share. The Fund is subject to certain federal requirements which include the following:


o    maintain an average dollar-weighted portfolio maturity of 90 days or less

o buy individual securities that have remaining maturities of 13 months or less

o    invest only in high-quality, dollar-denominated, short-term obligations.

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  A MONEY MARKET INSTRUMENT is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. Government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.
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The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Fund's benchmark, the Money Fund Report published by iMoneyNet, Inc.; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.


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  WHAT DOES IT MEAN TO "PRESERVE CAPITAL"? CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital. A fund that seeks to preserve capital attempts to conserve the investor's purchase payments and reinvested dividends. However, there can be no assurance that any fund will be successful in preserving your capital.
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PRINCIPAL RISKS
Your investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The net asset values of an investment in the Funds, other than the Cash Fund, will fluctuate. Although Cash Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Cash Fund. An investment in a Fund is subject to investments risks, which means investors could lose money.


INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise, causing the value of a Fund's securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more a Fund's share price will fluctuate in response to interest rate changes.


Securities with floating interest rates, such as Senior Loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. This risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for a Fund to sell. While all of the Funds will be subject to credit risk, this risk will be especially relevant to the Capital Preservation Fund, High Yield Fund and Income Opportunity Fund.

The Senior Loans and corporate debt securities in which High Yield Fund and Income Opportunity Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager or Four Corners, and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.


CREDIT DERIVATIVE TRANSACTIONS -- In addition to market risks applicable to derivatives generally, credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to liquidity and credit risk. Credit default swaps generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

If a Fund is a buyer of a credit default swap and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. Credit default swap transactions may involve greater risks than if a Fund had invested in the reference obligation directly.


PREPAYMENT RISK -- The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as Senior Loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to


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                                        8
interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

SENIOR LOANS -- Senior Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities. Senior Loans are usually issued in connection with a restructuring (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Senior Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Senior Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated Senior Loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher-rated Senior Loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of a Fund investing in such investments also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. The Senior Loans in which Capital Preservation Fund, High Yield Fund and Income Opportunity Fund generally invest are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Impairment of Collateral: Senior Loans in which Capital Preservation Fund, High Yield Fund and Income Opportunity Fund invest generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a Senior Loan may not be fully collateralized and can decline significantly in value. As a result, a Fund might not receive payments to which it is entitled.

Limited Liquidity: Although the resale, or secondary, market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank re-sale market. Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the Senior Loans in which the Funds invest will be relatively illiquid. In addition, Senior Loans in which the Funds invest may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a Fund's ability to sell Senior Loans and may adversely affect the price that can be obtained. A Fund may have difficulty disposing of Senior Loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause a Fund to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause a Fund to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance. Income Opportunity Fund seeks to avoid the necessity of selling assets to meet such needs by the use of borrowings.


Capital Preservation Fund, High Yield Fund and Income Opportunity Fund value their assets daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value Senior Loans. Market quotations may not be readily available for some Senior Loans, or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.


Although the volume of Senior Loans issued and traded has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Funds by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by a Fund, the availability of Senior Loans acquired in the primary market or increase the price of Senior Loans in the secondary market.

UNSECURED AND SUBORDINATED LOANS -- Income Opportunity Fund may invest a limited portion of its assets in unsecured or subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed above in connection with Senior Loans except that unsecured


--------------------------------------------------------------------------------
                                        9
loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss to the Fund in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.


SPECIAL SITUATION INVESTMENTS/SECURITIES IN DEFAULT -- Investing in Special Situation Investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.


SPECIAL RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES -- All of the Funds, and especially the Diversified Income Fund and High Yield Fund, may invest in mortgage-backed securities. A Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. Government agencies or by government sponsored private corporations - familiarly called "Ginnie Mae," "Fannie Mae" and "Freddie Mac."


MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.


OPTIONS AND FUTURES -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may use options and futures to hedge its portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices may sometimes reduce returns or increase volatility. These practices also entail transactional expenses.

FOREIGN SECURITIES -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in foreign securities that are U.S. dollar-denominated. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political, economic and legal risk.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act.

Restricted securities (including Rule 144A securities) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Restricted securities may be considered illiquid and, therefore, subject to a Fund's limitation on illiquid securities.

HIGH YIELD SECURITIES -- High Yield Fund and Income Opportunity Fund, and to a lesser extent, Capital Preservation Fund and Diversified Income Fund,


--------------------------------------------------------------------------------
                                       10
may invest in higher yielding, high risk debt securities. These investments may present additional risk because they may be less liquid and present more credit risk than investment grade bonds. In addition, the price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and real or perceived adverse economic and competitive industry conditions.

ADDITIONAL INFORMATION -- For more information about the investment programs of the Funds, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus.

PORTFOLIO HOLDINGS -- A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information and on its website at www.securitybenefit.com. In addition, investors should note that the Funds publish a complete list of their month-end portfolio holdings on their website generally within one to two days after the end of each calendar month. Such information will remain online for 4 months.

PAST PERFORMANCE

The charts and tables on the following pages provide some indication of the risks of investing in the Funds by showing changes in each Fund's Class A share performance from year to year and by showing how each Fund's average annual total return has compared to those of a broad measure of market performance. Fee waivers and/or expense reimbursements reduced the expenses of each Fund. In the absence of such waiver or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


The bar charts on the following pages do not reflect the impact of taxes on distributions or the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns shown for each Fund's Class A shares include deduction of the applicable front-end sales charge, for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years, and for Class C shares include the deferred sales charge of 1% in the first year. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.

Investors should note that the performance of the Capital Preservation Fund before November 17, 2004 was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. In addition, prior to June 30, 2005, the Fund operated as a "feeder" fund that invested substantially all of its assets in a "master" fund, the PreservationPlus Income Portfolio, an investment company that is managed by Deutsche Asset Management, Inc.


--------------------------------------------------------------------------------
                                       11

Security Capital Preservation Fund - Class A



HIGHEST AND LOWEST RETURNS

(Quarterly 2000-2006)

---------------------------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 2004                              3.33%

LOWEST QUARTER
Q3 ended September 30, 2005                            (0.05)%

Bar Chart:
2000    6.60%
2001    6.02%
2002    4.51%
2003    3.51%
2004    6.09%
2005    2.04%
2006    4.10%


----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
----------------------------------------------------------------------------------------------------------------------------
                                                                          1 Year          5 Years       Since Inception(1)
Class A
  Return Before Taxes                                                      0.49%           3.30%               4.30%
  Return After Taxes on Distributions(2)                                  (0.98)%          1.55%               2.30%
  Return After Taxes on Distributions and Sale of Fund Shares(2)           0.30%           1.79%               2.45%
Class B                                                                   (1.31)%          3.18%               4.27%
Class C                                                                    2.94%           3.77%               4.53%
Lehman Brothers 1-3 Year Government/Credit Index
  (reflects no deduction for fee expenses)(3)                              4.25%           3.27%               4.58%(4)
----------------------------------------------------------------------------------------------------------------------------
1    For the period beginning May 3, 1999 (date of inception) to December 31,
     2006.

2 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
     After-tax returns are shown for Class A only. After-tax returns for Classes
     B and C will vary.

3 The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index that tracks investment grade bonds including U.S. government bonds and corporate bonds with maturities of between 1 and 3 years.

4    Index performance information is only available to the Fund at the beginning of each month. Performance shown for the Lehman Brothers 1-3 Year
     Government/ Credit Index is for the period from May 1, 1999 to December 31,
     2006. Index performance assumes reinvestment of dividends and distributions.
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       12

Security Diversified Income Fund



HIGHEST AND LOWEST RETURNS

(Quarterly 1996-2006)

---------------------------------------------------------------------
HIGHEST QUARTER
Q3 ended September 30, 1998                             4.50%

LOWEST QUARTER
Q2 ended June 30, 2004                                 (2.66)%


Bar Chart:
1997    9.19%
1998    9.09%
1999   -3.60%
2000    9.68%
2001    7.33%
2002    9.04%
2003    2.72%
2004    3.37%
2005    1.54%
2006    3.64%


-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------------------------------------------------
                                                                          1 Year          5 Years             10 Years
                                                                                                        (or Since Inception)
Class A
  Return Before Taxes                                                     (1.26)%           3.01%              4.62%
  Return After Taxes on Distributions(1)                                  (2.78)%           1.34%              2.56%
  Return After Taxes on Distributions and Sale of Fund Shares(1)          (0.85)%           1.57%              2.66%
Class B Return Before Taxes                                               (2.09)%           2.93%              4.38%
Class C Return Before Taxes                                                1.88%            3.28%              4.57%(2)
Lehman Brothers Aggregate Bond Index
    (reflects no deduction for fees, expenses or taxes)(3)                 4.33%            5.06%              6.24%
-----------------------------------------------------------------------------------------------------------------------------
1    After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
     After-tax returns are shown for Class A only. After-tax returns for Classes
     B and C will vary.

2    For the period beginning May 1, 2000 (date of inception) to December 31,
     2006. The Lehman Brothers Aggregate Bond Index average annual total return for the period May 1, 2000 to December 31, 2006 was 6.48%.

3    The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
     Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       13

Security High Yield Fund

HIGHEST AND LOWEST RETURNS

(Quarterly 1997-2006)

---------------------------------------------------------------------
HIGHEST QUARTER
Q2 ended June 30, 2003                                  8.87%

LOWEST QUARTER
Q3 ended September 30, 2002                            (4.77)%


Bar Chart:
1997   12.57%
1998    4.98%
1999   -0.51%
2000   -3.03%
2001    4.93%
2002   -1.66%
2003   21.65%
2004   10.96%
2005    3.33%
2006   10.25%

------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------
                                                                          1 Year          5 Years            10 Years
                                                                                                        (or Since Inception)
Class A
  Return Before Taxes                                                      4.98%           7.58%              5.60%
  Return After Taxes on Distributions(1)                                   2.60%           5.10%              2.57%
  Return After Taxes on Distributions and Sale of Fund Shares(1)           3.16%           4.96%              2.82%
Class B Return Before Taxes                                                4.54%           7.52%              5.43%
Class C Return Before Taxes                                                8.42%           7.80%              6.23%(2)
Lehman Brothers High Yield Index
    (reflects no deduction for fees, expenses or taxes)(3)                11.85%          10.18%              6.59%
------------------------------------------------------------------------------------------------------------------------------
1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
     After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2    For the period beginning May 1, 2000 (date of inception) to December 31,
     2006. The Lehman Brothers High Yield Index average annual return for the period May 1, 2000 to December 31, 2006 was 7.76%.

3    Lehman Brothers High Yield Index is an unmanaged index generally representative of the fixed rate, publicly issued, non investment grade debt registered with the SEC.
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       14

Security Income Opportunity Fund



HIGHEST AND LOWEST RETURNS

(Quarterly 2005-2006)

---------------------------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 2006                              1.77%

LOWEST QUARTER
Q2 ended June 30, 2005                                  0.68%


Bar Chart:
2005    4.55%
2006    5.96%


-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------------------------------------
                                                                          1 Year            Since Inception(2)
Class A
  Return Before Taxes                                                      0.97%                  3.25%
  Return After Taxes on Distributions(1)                                  (1.26)%                 1.50%
  Return After Taxes on Distributions and Sale of Fund Shares(1)           0.59%                  1.74%
Class B Return Before Taxes                                                0.38%                  3.40%
Class C Return Before Taxes                                                4.18%                  4.23%
S&P/LSTA Leveraged Loan Index
    (reflects no deduction for fees, expenses or taxes)(3)                 6.57%                  5.60%
-----------------------------------------------------------------------------------------------------------------
1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
     After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2    For the period of March 31, 2004 (date of inception) to December 31, 2006.
3    The S&P/LSTA Leveraged Loan Index (LLI) reflects the market- weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments.
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       15

Security Cash Fund

HIGHEST AND LOWEST RETURNS

(Quarterly 1997-2006)

---------------------------------------------------------------------
HIGHEST QUARTER
Q3 ended September 30, 2000                             1.46%

LOWEST QUARTER
Q4 ended December 31, 2003                              0.03%


Bar Chart:
1997    4.90%
1998    4.70%
1999    4.40%
2000    5.56%
2001    3.20%
2002    0.85%
2003    0.20%
2004    0.40%
2005    2.30%
2006    4.13%


-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS & YIELD
(through December 31, 2006)
-------------------------------------------------------------------------------------------------------------------
                                                                          1 Year          5 Years       10 Years
Security Cash Fund                                                         4.13%           1.56%          3.05%
7-Day Yield                                                                4.47%
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       16

FEES AND EXPENSES OF THE FUNDS
THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

------------------------------
 SHAREHOLDER FEES (ALL FUNDS)
------------------------------

Fees are paid directly from your investment.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 DIVERSIFIED
                                                                INCOME, HIGH    CAPITAL PRESERVATION,   CAPITAL PRESERVATION,
                                                                 YIELD, AND      DIVERSIFIED INCOME,     DIVERSIFIED INCOME,
                                               CAPITAL             INCOME          HIGH YIELD, AND         HIGH YIELD AND
                                            PRESERVATION         OPPORTUNITY     INCOME OPPORTUNITY      INCOME OPPORTUNITY     CASH
                                                 FUND               FUNDS             FUNDS                   FUNDS             FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            Class A Shares    Class A Shares     Class B Shares(1)        Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on                  3.5%             4.75%                 None                   None             None
Purchases (as a percentage of offering
price)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a            None(2)           None(2)              5.0%(3)                1.0%(4)            None
percentage of original purchase price
or redemption proceeds, whichever is
lower)
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunity Fund Only --                 None(5)           2.0%(6)               None                   None             None
Redemption Charge (as a percentage of
amount redeemed or exchanged)
------------------------------------------------------------------------------------------------------------------------------------
1    Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 Class B shares charge a 5.0% deferred sales charge for redemptions during the first year, decreasing to 0.0% for redemptions during the sixth and following years.

4 A deferred sales charge of 1.0% is imposed in the event of redemption of Class C shares within one year of purchase.


5 Previously, the Capital Preservation Fund had a redemption charge of 2.0%, which was eliminated as of October 18, 2004 in connection with the change in the investment objective of the Fund to permit shareholders to redeem from the Fund without penalty. The Fund's Board of Directors may determine at a future date that it is appropriate to reinstate a similar redemption charge.


6    A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 90 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the
     Investment Manager or an affiliate or that are administered by the
     Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh,
     SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4)
     redemptions and/or exchanges made through pre-approved asset allocation programs.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       17

-----------------------------------
   ANNUAL FUND OPERATING EXPENSES
-----------------------------------

Expenses that are deducted from Fund assets.

----------------------------------------------------------------------------------------------------------------
                                                                            CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------------------------------------------------
CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------
Management fee............................................................   0.35%        0.35%        0.35%
Distribution (12b-1) fees.................................................   0.25%        0.75%        0.50%

Other expenses............................................................   0.45%        0.45%        0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES(1)...................................   1.05%        1.55%        1.29%

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND
----------------------------------------------------------------------------------------------------------------
Management fee............................................................   0.35%        0.35%        0.35%
Distribution (12b-1) fees.................................................   0.25%        1.00%        1.00%
Other expenses............................................................   0.56%        0.56%        0.56%

TOTAL ANNUAL FUND OPERATING EXPENSES......................................   1.16%        1.91%        1.91%
Fee waiver(2).............................................................  (0.21)%      (0.21)%      (0.21)%
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVERS)..................   0.95%        1.70%        1.70%

----------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------
Management fee............................................................   0.60%        0.60%        0.60%
Distribution (12b-1) fees.................................................   0.25%        1.00%        1.00%

Other expenses............................................................   0.60%        0.61%        0.61%
TOTAL ANNUAL FUND OPERATING EXPENSES......................................   1.45%        2.21%        2.21%
Fee waiver(2).............................................................  (0.20)%      (0.21)%      (0.21)%
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVERS)..................   1.25%        2.00%(4)     2.00%

----------------------------------------------------------------------------------------------------------------
INCOME OPPORTUNITY FUND
----------------------------------------------------------------------------------------------------------------
Management fee............................................................   0.80%        0.80%        0.80%
Distribution (12b-1) fees.................................................   0.25%        1.00%        1.00%

Other expenses............................................................   0.36%        0.36%        0.36%
TOTAL ANNUAL FUND OPERATING EXPENSES......................................   1.41%        2.16%(5)     2.16%

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       18

----------------------------------------------------------------------------------------------------------------
                                                                            CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------------------------------------------------
CASH FUND
----------------------------------------------------------------------------------------------------------------
Management fee............................................................   0.50%           ---          ---
Distribution (12b-1) fees.................................................   None            ---          ---

Other expenses............................................................   0.92%           ---          ---
TOTAL ANNUAL FUND OPERATING EXPENSES......................................   1.42%           ---          ---
Fee Waiver(3).............................................................  (0.42)%          ---          ---
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVER)...................   1.00%           ---          ---
----------------------------------------------------------------------------------------------------------------
1   The Investment Manager has voluntarily agreed that if the total annual expenses of the Fund, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and Rule 12b-1 fees, but inclusive of its own fee, exceeds 1.50%, the Investment Manager will contribute to the Fund an amount and/or waive its fee as may be necessary to insure that the total annual expenses do not exceed such amount.

2 Effective January 1, 2007, the Fund's Investment Manager has contractually agreed through December 31, 2008 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses
    (including distribution (12b-1) fees, but exclusive of brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses)
    ("Operating Expenses") of the Diversified Income and High Yield Funds to the indicated annual percentages of average daily net assets: 0.95% of Security
    Diversified Income Class A shares: 1.70% of Security Diversified Income
    Class B and C shares: 1.25% of High Yield Class A shares: and 2.00% of High
    Yield Fund Class B and C shares. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated operating expenses are less than the indicated percentages.

3 Cash Fund's total annual operating expenses for the most recent fiscal year were reduced due to a contractual cap of fees by the Fund's Investment
    Manager. Under the agreement, the Investment Manager guarantees that the aggregate annual expenses of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), but inclusive of the Investment
    Manager's compensation, shall not exceed an amount equal to 1% of the average daily net assets of the Fund for the year. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund are not be deemed to be expenses. This agreement is renewable annually and may be terminated upon sixty days notice to the Investment Manager.

4. Effective December 1, 2006, Class B shares of the High Yield Fund temporarily ceased charging 12b-1 fees in accordance with NASD rules, although it is possible that such fees may be charged in the future. As a result of this temporary cessation of paying 12b-1 fees, the total annual fund operating expenses for fiscal year 2006 were 2.13%. "Distribution
    (12b-1) fees" and "total annual fund operating expenses" have been restated to reflect the impact of paying the full 12b-1 fees.

5   Effective August 25, 2005, Class B shares of the Income Opportunity Fund ceased charging 12b-1 fees in accordance with NASD rules. As a result of this 12b-1 fee cap, the total annual fund operating expenses for fiscal year
    2006 were 2.01%. Effective March 1, 2006, Class B shares began charging
    12b-1 fees in accordance with the NASD sales cap regulations. "Distribution
    (12b-1) fees" and "total annual fund operating expenses" have been restated
    to reflect the impact of paying the full 12b-1 fees.
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       19

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

--------------------------------------------------------------------------------
                   You would pay the following expenses if you
                 redeemed your shares at the end of each period.
--------------------------------------------------------------------------------
                                    1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

Capital Preservation Fund            $453        $672      $   909     $1,588
--------------------------------------------------------------------------------
Diversified Income Fund               567         763          976      1,586
--------------------------------------------------------------------------------
High Yield Fund                       596         853        1,129      1,915
--------------------------------------------------------------------------------
Income Opportunity Fund               612         900        1,209      2,086
--------------------------------------------------------------------------------
Cash Fund(1)                          102         318          552      1,225
--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
Capital Preservation Fund            $658        $790       $1,045     $1,711
--------------------------------------------------------------------------------
Diversified Income Fund               673         836        1,123      1,810
--------------------------------------------------------------------------------
High Yield Fund                       703         927        1,278      2,134
--------------------------------------------------------------------------------
Income Opportunity Fund               719         976        1,359      2,303
--------------------------------------------------------------------------------

Cash Fund                             N/A         N/A          N/A        N/A
--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

Capital Preservation Fund            $231        $409      $   708     $1,556
--------------------------------------------------------------------------------
Diversified Income Fund               273         536          923      2,009
--------------------------------------------------------------------------------
High Yield Fund                       303         627        1,078      2,327
--------------------------------------------------------------------------------
Income Opportunity Fund               319         676        1,159      2,493
--------------------------------------------------------------------------------
Cash Fund                             N/A         N/A          N/A        N/A
--------------------------------------------------------------------------------

1 Expense Examples for the first year are based on total annual fund operating expenses after fee waivers.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      You would pay the following expenses
                       if you did not redeem your shares:
--------------------------------------------------------------------------------
                                    1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

Capital Preservation Fund            $453        $672      $   909     $1,588
--------------------------------------------------------------------------------
Diversified Income Fund               567         763          976      1,586
--------------------------------------------------------------------------------
High Yield Fund                       596         853        1,129      1,915
--------------------------------------------------------------------------------
Income Opportunity Fund               612         900        1,209      2,086
--------------------------------------------------------------------------------
Cash Fund(1)                          102         318          552      1,225

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

Capital Preservation Fund            $158        $490      $   845     $1,711
--------------------------------------------------------------------------------
Diversified Income Fund               173         536          923      1,810
--------------------------------------------------------------------------------
High Yield Fund                       203         627        1,078      2,134
--------------------------------------------------------------------------------
Income Opportunity Fund               219         676        1,159      2,303
--------------------------------------------------------------------------------

Cash Fund                             N/A         N/A          N/A        N/A
--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
Capital Preservation Fund            $131        $409      $   708     $1,556
--------------------------------------------------------------------------------

Diversified Income Fund               173         536          923      2,009
--------------------------------------------------------------------------------
High Yield Fund                       203         627        1,078      2,327
--------------------------------------------------------------------------------
Income Opportunity Fund               219         676        1,159      2,493
--------------------------------------------------------------------------------
Cash Fund                             N/A         N/A          N/A        N/A
--------------------------------------------------------------------------------

1 Expense Examples for the first year are based on total annual fund operating expenses after fee waivers.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       20

INVESTMENT MANAGER


6th Avenue Investment Management Company, LLC, 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, is the Funds' Investment Manager. On December 31, 2006, the aggregate assets of all accounts under management of the Investment Manager were approximately $12.5 billion. Prior to May 1, 2007, the Investment Manager was named "Security Management Company, LLC."


MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year.

----------------------------------------------------------------------------
MANAGEMENT FEES
(expressed as a percentage of average net assets)
----------------------------------------------------------------------------

Capital Preservation Fund....................                   0.35%
Diversified Income Fund......................                   0.35%
High Yield Fund..............................                   0.60%
Income Opportunity Fund......................                   0.80%
Cash Fund....................................                   0.50%
----------------------------------------------------------------------------


A discussion regarding the basis for the Board of Directors approving any investment advisory contract or sub-advisory contract of the Funds is available in the Funds' annual report for the fiscal year ended December 31, 2006.


PORTFOLIO MANAGERS -- The following Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

--------------------------------------------------------------------------------
  CAPITAL PRESERVATION AND DIVERSIFIED INCOME FUNDS
--------------------------------------------------------------------------------

STEVEN M. BOWSER, Vice President and Senior Portfolio Manager of the Investment Manager, has managed the Diversified Income Fund's since 1995 and the Capital Preservation Fund since July 2005. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder, and NASD Series 7 license holder.


CHRISTOPHER L. PHALEN, Assistant Vice President and Portfolio Manager of the Investment Manager, has co-managed the Diversified Income Fund since May 2000 and the Capital Preservation Fund since July 2005. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a Bachelor of Business Administration and Accounting degree. He is a Chartered Financial Analyst charterholder.


------------------------------------------------------------------------------
  HIGH YIELD FUND
------------------------------------------------------------------------------


DAVID G. TOUSSAINT, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed High Yield Fund since April 2000. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group since 1993. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a Master of Science degree in Accountancy from DePaul University and a Masters of Business Administration from the University of Chicago. Mr. Toussaint is a Chartered Financial Analyst charterholder and holds a CPA certificate.


SUB-ADVISER

The Investment Manager and the Funds have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to a Fund that uses a sub-adviser:


o    performing initial due diligence on prospective sub-advisers

o    monitoring the performance of the sub-adviser

o    communicating performance expectations to the sub-adviser

o ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.


--------------------------------------------------------------------------------
                                       21

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.


The Investment Manager has engaged Four Corners Capital Management, LLC, 515 S. Flower Street, Suite 1600, Los Angeles, California 90071, to provide investment advisory services to Income Opportunity Fund. Four Corners was established in 2001 and as of January 31, 2007, managed and advised approximately $4.0 billion in assets.


PORTFOLIO MANAGERS -- The Portfolio Managers of the Sub-Adviser oversee the day-to-day operations of the following Fund:

--------------------------------------------------------------------------------
  INCOME OPPORTUNITY FUND
--------------------------------------------------------------------------------

MICHAEL P. MCADAMS, President and Chief Investment Officer of Four Corners Capital Management, has been the co-manager of Income Opportunity Fund since its inception in March 2004. He has over 23 years of investment experience. Mr. McAdams established Four Corners in September 2001. From November 1995 through September 2001, Mr. McAdams served in the capacity of president, chief executive officer and chief investment officer of ING Capital Advisors, LLC, an institutional money manager focused exclusively on managing portfolios of Senior Loans. From May 1988 through October 1995, he was the portfolio manager for the Pilgrim Prime Rate Trust (now known as the ING Prime Rate Trust), a closed-end investment company with investment objectives and strategies comparable to those of Income Opportunity Fund. Pilgrim Prime Rate Trust was the first closed-end fund to invest exclusively in Senior Loans. Mr. McAdams is a board member and former Chairman and Vice Chairman of the Loan Syndications and Trading Association, the Senior Loan industry's trade association. Mr. McAdams received a Bachelor of Arts in Finance from the California State University at Fullerton in 1977 and his Masters of Business Administration in Finance from the University of California Los Angeles in 1979.

ROBERT I. BERNSTEIN, Managing Director and Chief Credit Officer of Four Corners Capital Management, has been the co-manager of Income Opportunity Fund since its inception in March 2004. Mr. Bernstein has been actively involved in the Senior Loan market for over 12 years. Prior to joining Four Corners in 2001, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity investment firm. He was previously a Vice President with Bankers Trust, and served as an infantry officer in the U.S. Marine Corps. Mr. Bernstein received his Bachelor of Business Administration in Finance from Hofstra University in 1984 and his Masters of Business Administration in Finance from the University of Chicago in 1986.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

BUYING SHARES

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. or with the Investment Manager, who serves as the Funds transfer agent ("authorized financial intermediaries"). A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may entail a front-end sales charge as noted under the section titled "Class A Shares."


There are three different ways to buy shares of Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund--Class A shares, Class B shares, and Class C shares. Cash Fund offers a single class of shares which is offered at net asset value next determined after an order is received and accepted. The different classes of a Fund differ primarily with respect to sales charges and Rule 12b-1 distribution and service fees for each class. Shares of Cash Fund are offered by the Fund without a sales charge. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds and the Distributor reserve the right to reject any order to purchase shares, in whole or in part.

The Funds do not issue certificates; all Fund shares are issued in non-certificate form.

CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person that opens an account:


--------------------------------------------------------------------------------
                                       22

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same broker/dealer or other financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the market timing/short-term trading policies and procedures are deemed not accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.


The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures, or may rely on the policies and procedures of such financial intermediaries. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:


o    the total dollar amount being transferred;

o    the number of transfers made within the previous 12 months;

o    transfers to and from (or from and to) the same Fund;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Funds are disruptive or potentially disadvantageous to other shareholders, the Fund will send the shareholder a letter notifying the shareholder that the Fund is prohibiting the shareholder from making any additional purchases for a 90-day period that begins on the date of the letter. This restriction will be applied after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer (1) from the Fund followed by a transfer to the Fund or (2) to the Fund followed by a transfer from the Fund.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for


--------------------------------------------------------------------------------
                                       23
example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or a financial intermediary's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds nor the financial intermediaries that sell the Funds' shares can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception. Because the Funds cannot guarantee that all harmful trading activity will be detected, and because the cooperation of broker/dealers and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds or a financial intermediary implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV) next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary, plus the sales charge set forth below. The NAV plus the sales charge is the "offering price." A Fund's NAV is generally calculated as of the close of trading on each day the New York Stock Exchange ("NYSE") is open (usually 4:00 p.m. Eastern Time).

--------------------------------------------------------------------------------
           DIVERSIFIED INCOME, HIGH YIELD AND INCOME OPPORTUNITY FUNDS
--------------------------------------------------------------------------------
                                               SALES CHARGE
--------------------------------------------------------------------------------
                                                          AS A PERCENTAGE OF
                                AS A PERCENTAGE OF            NET AMOUNT
AMOUNT OF ORDER                  OFFERING PRICE                INVESTED
--------------------------------------------------------------------------------
Less than $50,000                     4.75%                     4.99%
--------------------------------------------------------------------------------
$50,000 to $99,999                    3.75%                     3.90%
--------------------------------------------------------------------------------
$100,000 to $249,999                  2.75%                     2.83%
--------------------------------------------------------------------------------
$250,000 to $999,999                  1.75%                     1.78%
--------------------------------------------------------------------------------
$1,000,000 or more*                    None                     None
--------------------------------------------------------------------------------
*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------
                                               SALES CHARGE
--------------------------------------------------------------------------------
                                                PERCENTAGE         PERCENTAGE
                               APPLICABLE         OF NET           REALLOWABLE
AMOUNT OF PURCHASE AT        PERCENTAGE OF        AMOUNT               TO
OFFERING PRICE               OFFERING PRICE      INVESTED            DEALERS
--------------------------------------------------------------------------------
Less than $100,000                3.5%              3.63%             3.0%
--------------------------------------------------------------------------------
$100,000 but less                 2.5%              2.56%             2.0%
   than $500,000
--------------------------------------------------------------------------------
$500,000 but less                 1.5%              1.52%             1.0%
   than $1,000,000
--------------------------------------------------------------------------------
$1,000,000 and over*              None               None         (See below)
--------------------------------------------------------------------------------
*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
--------------------------------------------------------------------------------

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your


--------------------------------------------------------------------------------
                                       24
sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of a Fund may be purchased without a sales charge when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions, and must provide enough information to substantiate the claim. If an investor purchases Class A shares through a dealer or other financial intermediary, the investor must inform the dealer or intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other dealers or financial intermediaries.

Please see Appendix B and the Statement of Additional Information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit the Funds' website at www.securitybenefit.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, that will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Fund's sales loads and breakpoint discounts.

CLASS A DISTRIBUTION PLAN -- The Funds (except Cash Fund) have adopted Class A Distribution Plans that allow each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern
Time).

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

--------------------------------------------------
    NUMBER OF YEARS SINCE         DEFERRED
          PURCHASE              SALES CHARGE
--------------------------------------------------
              1                      5%
              2                      4%
              3                      3%
              4                      3%
              5                      2%
         6 and more                  0%
--------------------------------------------------

The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS B DISTRIBUTION PLAN -- The Funds (except Cash Fund) have adopted Class B Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% of the average daily net assets attributable to the Class B shares of each of the Diversified Income Fund, High Yield Fund and Income Opportunity Fund and 0.75% of the average daily net assets attributable to the Class B shares of the Capital Preservation Fund. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata


--------------------------------------------------------------------------------
                                       25
amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern
Time).

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS C DISTRIBUTION PLAN -- The Funds (except Cash Fund) have adopted Class C Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets attributable to the Class C shares each of the Diversified Income Fund, High Yield Fund and Income Opportunity Fund and 0.50% of the daily net assets attributable to the Class C shares of the Capital Preservation Fund. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

REVENUE SHARING PAYMENTS -- The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional cost to the Funds or shareholders, pay brokers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) for providing services to the Funds or to shareholders. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements are provided in the Statement of Additional Information. Shareholders may also obtain more information about these arrangements, including associated conflicts of interest, from their intermediary, and should so inquire if they would like more detailed information. Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

CASH FUND -- Shares of Cash Fund are offered at NAV next calculated after an order is received in good order and accepted by the Fund or an authorized financial intermediary. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.   BY MAIL

     (a)  A check or negotiable bank draft should be sent to:

          Security Cash Fund
          P.O. Box 750525
          Topeka, Kansas 66675-0525

     (b)  Make check or draft payable to "SECURITY CASH FUND."

     (c) For initial investment include a completed investment application that accompanies this prospectus.

2.   BY WIRE

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b) For an initial investment, you must also send a completed investment application to the Fund.

3.   THROUGH BROKER/DEALERS

Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/ dealer are without charge.

Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at

--------------------------------------------------------------------------------
                                       26
one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central Time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. (Central Time) on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.


WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

o Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

o In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code")

o    In connection with distributions from retirement plans qualified under
     Section 401(a), 401(k) or 403(b) of the Code for:

     >>   returns of excess contributions to the plan

     >>   retirement of a participant in the plan

     >> a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

     >> financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan

     >>   termination of employment of a participant in a plan

     >>   any other permissible withdrawal under the terms of the plan.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell (or "redeem") shares at any time. Shares will be redeemed at the NAV next determined after the order is received in good order by the Funds' transfer agent or an authorized financial intermediary, less any applicable deferred sales charge and in the case of Income Opportunity Fund Class A shares, any applicable redemption charge. Each Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Time). Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.


When redeeming recently purchased shares, a Fund may delay sending the redemption proceeds until it has collected payment, which may take up to 15 days from date of purchase.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o    The name and signature of the account owner(s)

o    The name of the Fund

o    The dollar amount or number of shares to sell

o    Where to send the proceeds

o    A signature guarantee if

     >> The check will be mailed to a payee or address different than that of the account owner, or

     >>   The sale of shares is more than $25,000.

--------------------------------------------------------------------------------
  A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:


6th Avenue Investment Management Company, LLC

P.O. Box 750525
Topeka, KS 66675-0525

Signature requirements vary based on the type of account you have:

o INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

o UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

o SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.


--------------------------------------------------------------------------------
                                       27

o CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

o    RETIREMENT: Written instructions must be signed by the account owner.


BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central Time (however, redemption requests received after 3:00 p.m. Central Time will not be processed until the next business day). The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.


BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

CASH FUND -- If checks are requested on the Checking Privilege Request Form, you may redeem shares of Cash Fund by check. Such checks must be in an amount of $100 or more. Redemption by check is not available for any shares held in certificate form or for shares recently purchased for which the Fund has not collected payment. Check writing privileges may encourage multiple redemptions on an account.

PAYMENT OF REDEMPTION PROCEEDS -- BY CHECK. Redemption proceeds (less any redemption charge payable with respect to Income Opportunity Fund Class A shares) will be paid by check and sent to the shareholder(s) of record at the address on our records within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail, or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions. In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than a weekend or a holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

REDEMPTION CHARGE (INCOME OPPORTUNITY FUND CLASS A SHARES) -- The Income Opportunity Fund, like all of the Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in the Income Opportunity Fund's shares can disrupt the Fund's investment program. Accordingly, the Income Opportunity Fund imposes a 2% charge on redemptions (including exchanges) of Income Opportunity Fund Class A shares that have been held for 90 days or less, which charge is paid to Income Opportunity Fund to protect the Fund's long-term shareholders. The Income Opportunity Fund uses the "first-in, first-out" method to determine the 90-day holding period, under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 90 days or less, the redemption charge will be charged against the redemption of those shares. Please refer to the section titled "Dividends and Taxes" in the Funds' Statement of Additional Information for information about the tax aspects of the charge.

The redemption charge does not apply to Class B or Class C shares of Income Opportunity Fund. In addition, the redemption charge does not apply to (1) Class A shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) Class A shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs.

DETERMINATION OF NET ASSET VALUE
The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial


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Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost, and the Cash Fund will value substantially all of its investments using amortized cost valuation in accordance with applicable regulations.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of each Fund's portfolio holdings in the Fund's net asset value per share. There can be no assurance that a Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

DIVIDENDS AND TAXES

Each Fund (except Cash Fund) pays its shareholders dividends from its net investment income monthly, and distributes any net capital gains that it has realized, at least annually. Cash Fund pays its shareholders dividends from its investment income daily, and distributes any net capital gains that it has realized at least annually. Your dividends and distributions will be reinvested in shares of the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.


TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless you invest through an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.


In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

o Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.


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o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Your share of interest earned by a Fund from bonds and other debt securities will be taxed at ordinary income rates. A Fund has "short-term capital gains" when it sells assets within one year after buying it. Your share of a Fund's net short term capital gains will also be taxed at ordinary income rates.


In general, a Fund has "long-term capital gains" when it sells a security that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares. The Funds expect that their distributions will consist primarily of ordinary income.


Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.


SHAREHOLDER SERVICES
ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds (except Cash Fund) through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate NAV of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at NAV. The Program may be terminated


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on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" and "Class C Shares" as applicable. A Systematic Withdrawal form may be obtained from the Funds.


EXCHANGE PRIVILEGE -- Shareholders who own shares of the Funds may exchange those shares for shares of Capital Preservation Fund, Diversified Income Fund, Income Opportunity Fund, or High Yield Fund, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Large Cap Value, Equity, Global, Mid Cap Value, Small Cap Growth, Select 25, Alpha Opportunity and Mid Cap Growth Funds. Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Income Opportunity Fund Class A shares held for 90 days or less. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another Fund distributed by the Distributor or for shares of Cash Fund, if available, which offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.


For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such shareholder if he or she were purchasing for cash.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund distributed by the Distributor, you should request a prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Electronic Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon notice to shareholders. The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.


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DOLLAR COST AVERAGING. This privilege allows such participants to make periodic exchanges of shares to one or more of the funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Investment Manager. You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month. The Investment Manager will make exchanges until your account value is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. You may instruct the Investment Manager to terminate dollar cost averaging at any time by written request.

ASSET REBALANCING. This option allows participants to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among the funds. The available funds are those discussed above under the exchange privilege and shares of such funds must be held in non-certificated form. Your account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the funds to the allocation you select on a quarterly basis.


You may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Investment Manager will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. You may instruct the Investment Manager to terminate asset rebalancing at any time by written request.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES
This section takes a detailed look at some of the types of securities the Funds may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Fund's investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the Fund's other investments. Fund Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program. To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Funds are subject to certain investment policy limitations referred to as "fundamental policies." The full text of each Fund's fundamental policies is included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

CONVERTIBLE SECURITIES -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

FOREIGN SECURITIES -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in foreign securities denominated in U.S. dollars. Foreign investments increase a Fund's diversification and may enhance return, but they also involve some special risks, such


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as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards. These risks are heightened for investments in developing countries.

ASSET-BACKED SECURITIES -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in asset-backed securities. An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

MORTGAGE-BACKED SECURITIES -- Capital Preservation Fund, Diversified Income Fund and High Yield Fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Funds. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value
(par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Funds may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives interest only payments
(IOs) and another receives principal only payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Fund's investment in CMOs, IOs, or POs will be successful, and a Fund's total return could be adversely affected as a result.


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RESTRICTED SECURITIES -- Each Fund may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified institutional buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs. In addition, the Funds, except Cash Fund, may invest in restricted securities that are not eligible for resale under Rule 144A. Because there is no active market for these types of securities, selling a security that is not a Rule 144A security may be difficult and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable.


LOWER RATED DEBT SECURITIES -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality debt securities. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager's or Sub-Adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.


SENIOR LOANS -- Capital Preservation Fund, High Yield Fund and Income Opportunity Fund may invest in Senior Loans. Senior Loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. High Yield Fund and Income Opportunity Fund may also receive guarantees as a form of collateral.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, unsecured corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. The Senior Loans that High Yield Fund and Income Opportunity Fund acquires typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Because of prepayments and refinancings, the average life of a typical Senior Loan generally has been approximately 18 to 30 months. Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 2.00% and the borrower were paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 5.00%. Base rates and, therefore, the total rates paid on Senior Loans fluctuate. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers may tend to choose longer reset periods, and during periods of declining interest rates, borrowers may tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The


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agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between a Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

The Funds will not originate Senior Loans. Consequently, a Fund invests in Senior Loans by purchasing an assignment of a portion of a Senior Loan from a third party. Occasionally, it may also acquire a participation interest in Senior Loans. Capital Preservation, High Yield Fund and Income Opportunity Fund will purchase an assignment with respect to a Senior Loan, only if the agent is determined by the Investment Manager or sub-adviser, in its reasonable judgment to be creditworthy. There is no minimum rating or other independent evaluation of a borrower limiting a Fund's investments and most Senior Loans that High Yield Fund or Income Opportunity Fund may acquire, if rated, will be rated below investment grade credit quality.

When a Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. When a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower.

A Fund may be in possession of material non-public information about a borrower as a result of its ownership of a Senior Loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of non--public information, High Yield Fund or Income Opportunity Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

U.S. GOVERNMENT SECURITIES -- Each Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Cash Fund may invest in GICs. When investing in GICs, the Fund makes a cash contribution to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical rating organizations. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Some of the management practices of the Funds include:

CASH RESERVES -- Each Fund may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include various types of money market instruments, certificates of


--------------------------------------------------------------------------------
                                       35
deposit, bank demand accounts and repurchase agreements.

BORROWING -- Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may utilize futures contracts. These Funds may also utilize options on futures, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents are segregated by the custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Funds may sell or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

In addition, when a Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Fund had not sold an option on the underlying security.

SWAPS, CAPS, FLOORS AND COLLARS -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may enter into interest rate, total return and index swaps. High Yield Fund and Income Opportunity Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Except as noted below and to the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Income Opportunity Fund may enter into interest rate hedging transactions, interest rate swaps and the purchase or sale of interest rate caps and floors. Income Opportunity Fund may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of Income Opportunity Fund's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which Income Opportunity Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of Income Opportunity Fund's portfolio. If Four Corners' judgment about the direction or extent of the movement in interest rates is incorrect, Income Opportunity Fund's overall performance would be worse than if it had not entered


--------------------------------------------------------------------------------
                                       36
into any such transactions. Income Opportunity Fund will incur brokerage and other costs in connection with its hedging transactions.


CREDIT DERIVATIVE INSTRUMENTS -- Diversified Income Fund, Capital Preservation Fund, Income Opportunity Fund, and High Yield Fund may engage in credit derivative transactions. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments, such as credit-linked notes. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. These risks include (without limitation) the risk that a seller may fail to satisfy its payment obligations in the event of default, the risk that a swap may expire worthless and will generate income only in the event of default, lack of availability, illiquidity, and mispricing or improper valuation. A Fund may lose the entire amount of its investment in credit derivative instruments.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- Diversified Income Fund, High Yield Fund and Income Opportunity Fund may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss.

PORTFOLIO TURNOVER -- Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains.

GENERAL INFORMATION
SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information may write to the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund's financial performance during the past five years, or the period since commencement of a Fund or class of shares, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


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                                       37

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL PRESERVATION FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------

                                             PERIOD ENDED DEC. 31                   FISCAL YEARS ENDED SEPTEMBER 30
                                      ----------------------------------------------------------------------------------------------
                                            2006(C)      2005(C)(G)        2005             2004            2003            2002
                                                                      (C)(K)(L)(M)(N)   (C)(K)(L)(N)    (C)(K)(L)(N)    (C)(K)(L)(N)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD        $ 9.76         $ 9.83         $10.00           $10.00          $10.00          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............           0.41           0.09           0.32             0.35            0.36            0.48
Net Gain on Securities
   (realized and unrealized)......          (0.02)         (0.02)          0.15              ---             ---             ---
Total from Investment Operations..           0.39           0.07           0.47             0.35            0.36            0.48
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income.............          (0.41)         (0.12)         (0.53)           (0.35)          (0.36)          (0.48)
Realized gains....................            ---          (0.02)         (0.11)           (0.15)          (0.08)            ---
Reverse stock split...............            ---            ---            ---             0.15            0.08             ---
Total distributions...............          (0.41)         (0.14)         (0.64)           (0.35)          (0.36)          (0.48)
NET ASSET VALUE END OF PERIOD.....         $ 9.74         $ 9.76        $  9.83           $10.00          $10.00          $10.00
TOTAL RETURN(A)...................          4.10%          2.04%          4.73%            3.60%           3.64%           4.94%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)     $111,052       $130,131       $136,181         $377,026        $294,501        $361,411
Ratio of net investment income
   to average net assets..........          4.20%          3.49%          2.96%            3.64%           3.68%           4.72%
Net Expenses(d)...................          1.05%          1.04%          1.21%            1.49%           1.45%           1.37%
Total Expenses....................          1.05%          1.04%          1.41%            1.59%           1.53%           1.50%
Portfolio Turnover Rate...........            63%            73%            36%             120%            244%             62%
------------------------------------------------------------------------------------------------------------------------------------


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                                       38

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL PRESERVATION FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------

                                            PERIOD ENDED DEC. 31                   FISCAL YEARS ENDED SEPTEMBER 30
                                     -----------------------------------------------------------------------------------------------
                                         2006(C)(D)      2005(C)(G)      2005(C)(K)         2004            2003            2002
                                                                          (L)(M)(N)     (C)(K)(L)(N)    (C)(K)(L)(N)    (C)(K)(L)(N)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD       $ 9.75          $ 9.83          $10.00          $10.00          $10.00          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............          0.36            0.07            0.24            0.30            0.31            0.43
Net Gain on Securities
   (realized and unrealized)......         (0.01)          (0.02)           0.18             ---             ---             ---
Total from Investment Operations..          0.35            0.05            0.42            0.30            0.31            0.43
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income.............         (0.36)          (0.11)          (0.48)          (0.30)          (0.31)          (0.43)
Realized gains....................           ---           (0.02)          (0.11)          (0.15)          (0.08)            ---
Reverse stock split...............           ---             ---             ---            0.15            0.08             ---
Total distributions...............         (0.36)          (0.13)          (0.59)          (0.30)          (0.31)          (0.43)
NET ASSET VALUE END OF PERIOD.....        $ 9.74          $ 9.75         $  9.83          $10.00          $10.00          $10.00
TOTAL RETURN (A)..................         3.69%           1.43%           4.21%           3.03%           3.12%           4.42%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)     $28,595         $36,722         $38,554         $40,439         $35,989         $20,677
Ratio of net investment income
   to average net assets..........         3.69%           2.99%           2.37%           3.14%           3.14%           4.07%
Net Expenses(d)...................         1.54%           1.54%           1.66%           1.99%           1.95%           1.89%
Total Expenses....................         1.55%           1.54%           1.86%           2.09%           2.03%           2.02%
Portfolio Turnover Rate...........           63%             73%             36%            120%            244%             62%
------------------------------------------------------------------------------------------------------------------------------------


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                                       39

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL PRESERVATION FUND (CLASS C)
------------------------------------------------------------------------------------------------------------------------------------

                                               PERIOD ENDED DEC. 31                  FISCAL YEARS ENDED SEPTEMBER 30
                                      ----------------------------------------------------------------------------------------------
                                            2006(C)      2005(C)(G)      2005(C)(K)         2004            2003            2002
                                                                          (L)(M)(N)     (C)(K)(L)(N)    (C)(K)(L)(N)    (C)(K)(L)(N)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD        $ 9.75         $ 9.83          $10.00          $10.00          $10.00          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............           0.39           0.08            0.27            0.33            0.33            0.46
Net Gain on Securities
   (realized and unrealized)......          (0.01)         (0.02)           0.17             ---             ---             ---
Total from Investment Operations..           0.38           0.06            0.44            0.33            0.33            0.46

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income.............          (0.39)         (0.12)          (0.50)          (0.33)          (0.33)          (0.46)
Realized gains....................            ---          (0.02)          (0.11)          (0.15)          (0.08)            ---
Reverse stock split...............            ---            ---             ---            0.15            0.08             ---
Total distributions...............          (0.39)         (0.14)          (0.61)          (0.33)          (0.33)          (0.46)
NET ASSET VALUE END OF PERIOD.....         $ 9.74         $ 9.75         $  9.83          $10.00          $10.00          $10.00
TOTAL RETURN (A)..................          3.93%          1.68%           4.46%           3.30%           3.36%           4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)      $50,761        $81,593         $89,498        $224,348        $142,048         $55,723
Ratio of net investment income
   to average net assets..........          3.93%          3.24%           2.62%           3.38%           3.38%           4.32%
Net Expenses(d)...................          1.29%          1.29%           1.43%           1.74%           1.70%           1.67%
Total Expenses....................          1.29%          1.29%           1.63%           1.84%           1.78%           1.80%
Portfolio Turnover Rate...........            63%            73%             36%            120%            244%             62%
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                                       40

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                          ------------------------------------------------------------------------------------------
                                               2006(B)(C)       2005(B)(C)       2004(B)(C)       2003(B)(C)        2002(B)(C)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....      $  4.63          $  4.76          $  4.82          $  4.90           $ 4.73

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................         0.21             0.19             0.20             0.20             0.24
Net gain (loss) on securities
   (realized and unrealized)                    (0.05)           (0.12)           (0.04)           (0.07)            0.18
Total from investment operations........         0.16             0.07             0.16             0.13             0.42

LESS DISTRIBUTIONS:
Dividends (from net investment income)..        (0.20)           (0.20)           (0.22)           (0.21)           (0.25)
Distributions (from realized gains).....          ---              ---              ---              ---               ---
Total distributions.....................        (0.20)           (0.20)           (0.22)           (0.21)           (0.25)
NET ASSET VALUE END OF PERIOD...........      $  4.59          $  4.63          $  4.76          $  4.82           $  4.90
TOTAL RETURN (A)........................        3.64%            1.54%            3.37%            2.72%             9.04%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....      $74,244          $70,502          $75,292          $77,950           $68,489
Ratio of expenses to average net assets.        0.95%            0.95%            0.95%            0.95%             0.95%
Ratio of net investment income to
   average net assets                           4.51%            4.09%            4.18%            4.17%             4.98%
Portfolio turnover rate.................          68%              59%              44%              45%               33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              FISCAL YEARS ENDED DECEMBER 31
                                          ------------------------------------------------------------------------------------------
                                               2006(B)(C)        2005(B)(C)      2004(B)(C)       2003(B)(C)        2002(B)(C)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....       $ 4.61           $  4.74         $  4.80          $  4.88           $ 4.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.17              0.16            0.16             0.17             0.20
Net gain (loss) on securities
   (realized and unrealized)                    (0.04)            (0.12)          (0.04)           (0.08)            0.18
Total from investment operations........         0.13              0.04            0.12             0.09             0.38

LESS DISTRIBUTIONS:
Dividends (from net investment income)..        (0.17)            (0.17)          (0.18)           (0.17)           (0.21)
Distributions (from realized gains).....          ---               ---             ---              ---               ---
Total distributions.....................        (0.17)            (0.17)          (0.18)           (0.17)           (0.21)
NET ASSET VALUE END OF PERIOD...........       $ 4.57           $  4.61         $  4.74          $  4.80           $  4.88
TOTAL RETURN (A)........................        2.87%             0.79%           2.60%            1.96%             8.29%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....       $9,164           $10,826         $14,331          $12,902           $20,365
Ratio of expenses to average net assets.        1.70%             1.70%           1.70%            1.70%             1.70%
Ratio of net investment income to
   average net assets                           3.75%             3.34%           3.43%            3.43%             4.22%
Portfolio turnover rate.................          68%               59%             44%              45%               33%
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                                       41

-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS C)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                          ------------------------------------------------------------------------------------------
                                               2006(B)(C)       2005(B)(C)      2004(B)(C)       2003(B)(C)        2002(B)(C)(E)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....       $ 4.60           $ 4.73          $ 4.79           $ 4.87             $ 4.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................         0.17             0.16            0.16             0.17               0.19
Net gain (loss) on securities
   (realized and unrealized)                    (0.04)           (0.12)          (0.04)           (0.07)              0.19
Total from investment operations........         0.13             0.04            0.12             0.10               0.38

LESS DISTRIBUTIONS:
Dividends (from net investment income)..        (0.17)           (0.17)          (0.18)           (0.18)             (0.21)
Distributions (from realized gains).....          ---              ---             ---              ---                 ---
Total distributions.....................        (0.17)           (0.17)          (0.18)           (0.18)             (0.21)
NET ASSET VALUE END OF PERIOD...........       $ 4.56           $ 4.60          $ 4.73           $ 4.79             $ 4.87
TOTAL RETURN (A)........................        2.87%            0.79%           2.61%            1.98%               8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....       $4,894           $5,427          $5,219           $5,840              $4,901
Ratio of expenses to average net assets.        1.70%            1.70%           1.70%            1.70%               1.70%
Ratio of net investment income to
   average net assets                           3.76%            3.33%           3.43%            3.42%               4.18%
Portfolio turnover rate.................          68%              59%             44%              45%                 33%
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                                       42

------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                          ------------------------------------------------------------------------------------------
                                               2006(C)          2005(C)         2004(C)           2003(C)(D)       2002(C)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....        $12.35           $12.70          $12.17              $10.66          $11.68

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................          0.83             0.77            0.73                0.70            0.81
Net gain (loss) on securities
   (realized and unrealized)                      0.39            (0.37)           0.55                1.54           (1.00)
Total from investment operations........          1.22             0.40            1.28                2.24          (0.19)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..         (0.82)           (0.75)          (0.73)              (0.73)          (0.83)
Distributions (from realized gains).....           ---              ---             ---                 ---             ---
Return of Capital.......................           ---              ---           (0.02)                ---             ---
Total distributions.....................         (0.82)           (0.75)          (0.75)              (0.73)          (0.83)
NET ASSET VALUE END OF PERIOD...........        $12.75           $12.35          $12.70              $12.17          $10.66
TOTAL RETURN (A)........................        10.25%            3.33%          10.96%              21.65%          (1.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....       $55,762          $38,506         $33,393             $25,777          $6,009
Ratio of expenses to average net assets.         1.45%            1.47%           1.48%               1.27%           1.48%
Ratio of net investment income to
   average net assets                            6.68%            6.28%           6.05%               6.40%           7.31%
Portfolio turnover rate.................           56%              73%             73%                 61%             80%

------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                          ------------------------------------------------------------------------------------------
                                               2006(C)(O)        2005(C)        2004(C)           2003(C)          2002(C)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....       $12.30           $12.66          $12.14            $10.63           $11.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.75             0.70            0.65              0.67             0.73
Net gain (loss) on securities
   (realized and unrealized)                     0.39            (0.40)           0.53              1.48            (1.01)
Total from investment operations........         1.14             0.30            1.18              2.15            (0.28)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..        (0.74)           (0.66)          (0.64)            (0.64)           (0.74)
Distributions (from realized gains).....          ---              ---             ---               ---              ---
Return of Capital.......................          ---              ---           (0.02)              ---              ---
Total distributions.....................        (0.74)           (0.66)          (0.66)            (0.64)           (0.74)
NET ASSET VALUE END OF PERIOD...........       $12.70           $12.30          $12.66            $12.14           $10.63
TOTAL RETURN (A)........................        9.54%            2.47%          10.09%            20.82%           (2.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....       $5,320           $5,324          $8,437            $8,324            $4,450
Ratio of expenses to average net assets.        2.13%            2.22%           2.22%             2.08%             2.23%
Ratio of net investment income to
   average net assets                           5.99%            5.52%           5.31%             5.92%             6.56%
Portfolio turnover rate.................          56%              73%             73%               61%               80%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       43

------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS C)
------------------------------------------------------------------------------------------------------------------------------------

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                          ------------------------------------------------------------------------------------------
                                               2006(C)           2005(C)         2004(C)          2003(C)(D)       2002(C)(E)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....      $12.36            $12.72          $12.19             $10.67          $11.69

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................        0.74              0.69            0.65               0.66            0.73
Net gain (loss) on securities
   (realized and unrealized)                    0.39             (0.39)           0.54               1.50           (1.01)
Total from investment operations........        1.13              0.30            1.19               2.16           (0.28)

LESS DISTRIBUTIONS:
Dividends (from net investment income)..       (0.73)            (0.66)          (0.64)             (0.64)          (0.74)
Distributions (from realized gains).....         ---               ---             ---                ---              ---
Return of Capital.......................         ---               ---           (0.02)               ---              ---
Total distributions.....................       (0.73)            (0.66)          (0.66)             (0.64)          (0.74)
NET ASSET VALUE END OF PERIOD...........      $12.76            $12.36          $12.72             $12.19          $10.67
TOTAL RETURN (A)........................       9.42%             2.46%          10.12%             20.82%          (2.39)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....      $1,933            $1,795          $2,174             $1,857             $520
Ratio of expenses to average net assets.       2.21%             2.22%           2.22%              2.07%            2.24%
Ratio of net investment income to
   average net assets                          5.92%             5.52%           5.31%              5.85%            6.60%
Portfolio turnover rate.................         56%               73%             73%                61%              80%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       44

------------------------------------------------------------------------------------------------------------------------------------
INCOME OPPORTUNITY FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          FISCAL YEARS ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                                2006(C)               2005(C)            2004(C)(D)(F)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....                      $10.12                $10.11                $10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................                        0.62                  0.44                  0.22
Net gain (loss) on securities (realized and unrealized)        (0.03)                 0.01                  0.13
Total from investment operations........                        0.59                  0.45                  0.35

LESS DISTRIBUTIONS:
Dividends (from net investment income)..                       (0.64)                (0.44)                (0.25)
Distributions (from realized gains).....                       (0.01)                  ---                 (0.03)
Total distributions.....................                       (0.65)                (0.44)                (0.28)
NET ASSET VALUE END OF PERIOD...........                      $10.06                $10.12                $10.11
TOTAL RETURN (A)........................                       5.96%                 4.55%                 3.46%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....                     $55,848               $45,856               $27,646
Ratio of expenses to average net assets.                       1.41%                 1.44%                 1.43%
Ratio of net investment income to average net assets           6.14%                 4.45%                 2.92%
Portfolio turnover rate.................                         76%                   71%                  146%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCOME OPPORTUNITY FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          FISCAL YEARS ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                              2006(C)(P)            2005(C)(I)            2004(C)(F)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....                      $10.10                $10.11                $10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................                        0.56                  0.40                  0.17
Net gain (loss) on securities (realized and unrealized)        (0.03)                (0.01)                 0.12
Total from investment operations........                        0.53                  0.39                  0.29

LESS DISTRIBUTIONS:
Dividends (from net investment income)..                       (0.58)                (0.40)                (0.19)
Distributions (from realized gains).....                       (0.01)                  ---                 (0.03)
Total distributions.....................                       (0.59)                (0.40)                (0.22)
NET ASSET VALUE END OF PERIOD...........                      $10.04                $10.10                $10.11
TOTAL RETURN (A)........................                       5.35%                 3.92%                 2.87%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....                     $25,822               $21,800               $18,606
Ratio of expenses to average net assets.                       2.01%                 1.82%                 2.17%
Ratio of net investment income to average net assets           5.54%                 4.02%                 2.20%
Portfolio turnover rate.................                         76%                   71%                  146%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       45

------------------------------------------------------------------------------------------------------------------------------------
INCOME OPPORTUNITY FUND (CLASS C)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          FISCAL YEARS ENDED DECEMBER 31
                                                         ------------------------------------------------------------------
                                                                2006(C)               2005(C)             2004(C)(F)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....                      $10.10                $10.11                $10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................                        0.54                  0.37                  0.16
Net gain (loss) on securities (realized and unrealized)        (0.03)                (0.01)                 0.13
Total from investment operations........                        0.51                  0.36                  0.29

LESS DISTRIBUTIONS:
Dividends (from net investment income)..                       (0.56)                (0.37)                (0.19)
Distributions (from realized gains).....                       (0.01)                  ---                 (0.03)
Total distributions.....................                       (0.57)                (0.37)                (0.22)
NET ASSET VALUE END OF PERIOD...........                      $10.04                $10.10                $10.11
TOTAL RETURN (A)........................                       5.18%                 3.57%                 2.88%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....                     $42,827               $37,612               $30,288
Ratio of expenses to average net assets.                       2.16%                 2.19%                 2.17%
Ratio of net investment income to average net assets           5.39%                 3.66%                 2.17%
Portfolio turnover rate.................                         76%                   71%                  146%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                          ------------------------------------------------------------------------------------------
                                               2006(B)(C)      2005(B)(C)         2004                2003               2002(B)(C)
                                                                              (B)(C)(H)(J)       (B)(C)(D)(H)(J)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....       $ 1.00          $ 1.00           $1.00                 $1.00                $ 1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.04            0.02             ---                   ---                  0.01
Net gain (loss) on securities
   (realized and unrealized)                      ---             ---             ---                   ---                   ---
Total from investment operations........         0.04            0.02             ---                   ---                  0.01

LESS DISTRIBUTIONS:
Dividends (from net investment income)..        (0.04)          (0.02)            ---                   ---                 (0.01)
Distributions (from realized gains).....          ---             ---             ---                   ---                    ---
Total distributions.....................        (0.04)          (0.02)            ---                   ---                 (0.01)
NET ASSET VALUE END OF PERIOD...........       $ 1.00          $ 1.00           $1.00                 $1.00                $ 1.00
TOTAL RETURN (A)........................        4.13%           2.30%           0.40%                 0.20%                 0.85%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)....      $50,944         $43,659         $49,398               $59,563               $69,679
Ratio of expenses to average net assets.        1.00%           1.00%           0.99%                 1.00%                 1.00%
Ratio of net investment income to
   average net assets                           4.11%           2.26%           0.40%                 0.21%                 0.84%
Portfolio turnover rate.................          ---             ---             ---                   ---                   ---
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       46

(a) Total return information does not take into account any charges paid at the time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:


    --------------------------------------------------------------------------
                       CLASS    2006      2005     2004      2003     2002
          FUND
    --------------------------------------------------------------------------
    Diversified          A      1.16%    1.16%     1.06%    1.04%     1.02%
    Income               B      1.91%    1.91%     1.81%    1.79%     1.77%
                         C      1.91%    1.91%     1.81%    1.80%     1.77%
    --------------------------------------------------------------------------
          Cash                  1.42%    1.38%     1.26%    1.14%     1.07%
    --------------------------------------------------------------------------

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

    --------------------------------------------------------------------------
           FUND         CLASS    2006      2005     2004     2003      2002
    --------------------------------------------------------------------------
    Capital               A       ---      ---      ---       ---      ---
    Preservation          B      1.54%     ---      ---       ---      ---
                          C       ---      ---      ---       ---      ---
    --------------------------------------------------------------------------
    High Yield            A       ---      ---      ---      1.27%     ---
                          B       ---      ---      ---       ---      ---
                          C       ---      ---      ---      2.07%     ---
    --------------------------------------------------------------------------
    Income Opportunity    A       ---      ---     1.42%      N/A      N/A
                          B       ---      ---      ---       N/A      N/A
                          C       ---      ---      ---       N/A      N/A
    --------------------------------------------------------------------------
    Cash                  A       ---      ---      ---      1.00%     ---
    --------------------------------------------------------------------------


(e) The financial highlights for the Class C shares exclude the historical financial highlights of the Class S Shares. Class S Shares were exchanged for Class C Shares on June 3, 2002.

(f) The Income Opportunity Fund was initially capitalized on February 11, 2004, with a net asset value of $10.00 per share. The Fund commenced operations on March 31, 2004, with a net asset value of $10.04. Percentage amounts for the period have been annualized, except for total return.

(g) For the period from October 1, 2005 to December 31, 2005. Percentage amounts for the period have been annualized, except for total return.

(h)  Dividends from net investment income are less than $0.01 per share.

(i) Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with NASD rules. Per share information reflects this change.

(j)  Net investment income was less than $0.01 per share.

(k) Ratio of expenses to average net assets includes expenses of the PreservationPlus Income Portfolio.

(l) Total expense information reflects expense ratios absent expense reductions, and earnings credits as applicable.

(m) Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The impact of the elimination of wrapper agreements on net assets of the Fund on November 17, 2004 was $0.30 per share. The return for the year ended September 30, 2005 includes the effect of this change and in absence of such change, the return would have been lower.

(n) Prior to June 30, 2005, the Fund was a feeder fund that did not engage in portfolio transactions, and thus the Fund itself had no portfolio turnover rate. The portfolio turnover rate listed for 2001-2004 is the turnover rate of the Preservation Plus Portfolio. The portfolio turnover amount for 2005 reflects the Fund's portfolio turnover from June 30, 2005 through September 30, 2005. The Investment Manager became the advisor of the Fund effective June 30, 2005. The Fund also changed from a master-feeder structure to a stand alone short-term bond fund. From inception to June 29, 2005, Deutsche Asset Management, Inc. was engaged to manage the PreservationPlus Portfolio. The Capital Preservation Fund changed its fiscal year end from September 30 to December 31, beginning December 31, 2005.

(o) Effective December 1, 2006, Class B shares ceased charging 12b-1 fees in accordance with NASD rules. Per share information reflects this change. This fee may be reinstated at any time.

(p) Effective March 1, 2006, Class B shares began charging 12b-1 fees in accordance with the NASD rules. Per share information reflects this change.



--------------------------------------------------------------------------------
                                       47

APPENDIX A

DESCRIPTION OF
SHORT-TERM INSTRUMENTS
The types of instruments that will form the major part of Cash Fund's investments are described below:

U.S. GOVERNMENT SECURITIES -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL PAPER -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKER'S ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF
COMMERCIAL PAPER RATINGS
A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF
CORPORATE BOND RATINGS
MOODY'S INVESTORS SERVICE, INC. -- AAA. Bonds which are rated Aaa are judged to be of the best quality.


--------------------------------------------------------------------------------
                                       48

They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION -- AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


--------------------------------------------------------------------------------
                                       49

APPENDIX B


REDUCED SALES CHARGES
CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Capital Preservation, Income Opportunity, Diversified Income and High Yield Funds alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Internal Revenue Code.


RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine the current value of all its holdings of Class A shares of the Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of Capital Preservation Fund, Diversified Income, High Yield, Income Opportunity, Large Cap Value, Equity, Global, Mid Cap Value, Small Cap Growth, Select 25, Alpha Opportunity or Mid Cap Growth Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser of Capital Preservation, Diversified Income, High Yield or Income Opportunity Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, as well as Equity, Mid Cap Value, Small Cap Growth, Select 25, Large Cap Value, Alpha Opportunity or Mid Cap Growth Fund to which rights of accumulation apply. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.


A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.


REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of Capital Preservation, Diversified Income, High Yield or Income Opportunity Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or
(2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Large Cap Value, Equity, Global, Mid Cap Value, Small Cap Growth, Select 25, Alpha Opportunity or Mid Cap Growth Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 90 days after the redemption request.


The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

PURCHASES AT NET ASSET VALUE -- Class A shares of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan


--------------------------------------------------------------------------------
                                       50
established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.


Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager that provides for the waiver of the front-end sales charge. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that
(i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.


The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.


--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
  BY TELEPHONE -- Call 1-800-888-2461.

  BY MAIL -- Write to:

  6th Avenue Investment Management Company, LLC
  5801 SW 6th Avenue

  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

  SEC:  The EDGAR Database at http://www.sec.gov


  THE INVESTMENT MANAGER:

  http://www.securitybenefit.com


  Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------





ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to 6th Avenue Investment Management Company, LLC, 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.


Each Fund's Investment Company Act file number is listed below:

Security Income Fund..........................                    811-02120
o        Capital Preservation Fund
o        Diversified Income
o        High Yield
o        Income Opportunity
Security Cash Fund............................                    811-03073



--------------------------------------------------------------------------------
                                       53

--------------------------------------------------------------------------------

SECURITY INCOME FUND(R)

     o    CAPITAL PRESERVATION SERIES
     o    DIVERSIFIED INCOME SERIES
     o    HIGH YIELD SERIES
     o    INCOME OPPORTUNITY SERIES

SECURITY CASH FUND

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461







This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2007, as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3000 or (800) 888-2461. The financial statements included in the Fund's December 31, 2006 Annual Report are incorporated herein by reference.






STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2007


RELATING TO THE PROSPECTUS DATED MAY 1, 2007
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------


INVESTMENT MANAGER
6th Avenue Investment Management Company, LLC
5801 SW 6th Avenue
Topeka, Kansas 66636-0001

DISTRIBUTOR
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIAN
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1200 Main Street
Kansas City, Missouri 64105-2143

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

GENERAL INFORMATION.....................................                     3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.........                     3
   Security Income Fund.................................                     3
   Security Cash Fund...................................                     6

INVESTMENT METHODS AND RISK FACTORS.....................                     7
   General Risk Factors.................................                     8
   U.S. Government Securities...........................                     8
   Certificates of Deposit and Bankers Acceptance.......                     8
   Commercial Paper.....................................                     8
   Repurchase Agreements, Reverse Repurchase Agreements and Roll
     Transactions.......................................                     9
   Borrowing............................................                     9
   Lending of Portfolio Securities......................                     10
   Guaranteed Investment Contracts ("GICs").............                     10
   Restricted Securities (Rule 144A Securities).........                     10
   Put Bonds............................................                     11
   Risks Associated With Lower-Rated Debt Securities (Junk Bonds)            11
   Senior Loans ........................................                     12
   Convertible Securities and Warrants..................                     13
   Variable and Floating Rate Instruments...............                     13
   Mortgage Backed Securities and Collateralized Mortgage Obligations        14
   Asset Backed Securities..............................                     15
   Real Estate Securities...............................                     15
   When Issued and Forward Commitment Securities........                     15
   Options and Futures Strategies.......................                     16
   Swaps, Caps, Floors and Collars......................                     20
   Credit Derivative Transactions.......................                     20
   Other Investment Companies...........................                     20
   Index-Based Investment Companies.....................                     21
   Emerging Countries...................................                     22
   Foreign Investment Restrictions......................                     22
   Political and Economic Risks.........................                     22
   Religious and Ethnic Instability.....................                     22
   Non-Uniform Corporate Disclosure Standards and Governmental Regulation    23
   Adverse Market Characteristics.......................                     23
   Non-U.S. Withholding Taxes...........................                     23
   Costs................................................                     23
   Eastern Europe.......................................                     23
   American Depositary Receipts (ADRs)..................                     23
INVESTMENT POLICY RESTRICTIONS..........................                     23
   Fundamental Policies - Capital Preservation Fund.....                     24
   Fundamental Policies - All Funds Other Than Capital Preservation Fund     25
   Operating Policies - All Funds Other Than Capital Preservation Fund       26
DISCLOSURE OF PORTFOLIO HOLDINGS........................                     26
MANAGEMENT OF THE FUNDS.................................                     27
DIRECTORS AND OFFICERS..................................                     27
COMMITTEES..............................................                     30
   Audit Committee......................................                     30
   Nominating Committee.................................                     30
REMUNERATION OF DIRECTORS AND OTHERS....................                     30
PRINCIPAL HOLDERS OF SECURITIES.........................                     31
DIRECTORS' OWNERSHIP OF SECURITIES......................                     32
HOW TO PURCHASE SHARES..................................                     33
   Capital Preservation, Diversified Income, High Yield and Income
     Opportunity Funds..................................                     33
   Alternative Purchase Options.........................                     34
   Class A Shares.......................................                     34


   Security Capital Preservation, Diversified Income, High Yield and
     Income Opportunity Funds' Class A Distribution Plans                    34
   Class B Shares.......................................                     35
   Class B Distribution Plan............................                     36
   Class C Shares.......................................                     36
   Class C Distribution Plan............................                     36
   Rule 12b-1 Plan Expenses.............................                     37
   Calculation and Waiver of Contingent Deferred Sales Charges               37
   Arrangements With Broker/Dealers and Others..........                     38
   Other Distribution or Service Arrangements...........                     38
   Cash Fund............................................                     40
PURCHASES AT NET ASSET VALUE............................                     41
   Purchases for Employer-Sponsored Retirement Plans....                     42
ACCUMULATION PLAN.......................................                     42
SYSTEMATIC WITHDRAWAL PROGRAM...........................                     42
INVESTMENT MANAGEMENT...................................                     43
SUB-ADVISERS............................................                     45
CODE OF ETHICS..........................................                     45
PORTFOLIO MANAGERS......................................                     45
   Capital Preservation Fund, Diversified Income Fund and High Yield Fund    45
   Income Opportunity Fund..............................                     48
PROXY VOTING............................................                     49
   Investment Manager...................................                     49
   Four Corners.........................................                     50
DISTRIBUTOR.............................................                     50
ALLOCATION OF PORTFOLIO BROKERAGE.......................                     51
DETERMINATION OF NET ASSET VALUE........................                     53
HOW TO REDEEM SHARES....................................                     54
   Telephone Redemptions................................                     55
   Redemption/Exchange Charge - Income Opportunity Fund.                     56
HOW TO EXCHANGE SHARES..................................                     56
   Exchange by Telephone................................                     57
DIVIDENDS AND TAXES.....................................                     57
   Income Earned by Foreign Person......................                     60
   Options, Futures and Forward Contracts and Swap Agreements                60
   Market Discount......................................                     60
   Original Issue Discount..............................                     61
   Constructive Sales...................................                     61
   REITs................................................                     61
   Foreign Taxation.....................................                     61
   Redemption Charge....................................                     61
   Backup Withholding...................................                     62
   Foreign Shareholders.................................                     62
   Other Taxes..........................................                     62
ORGANIZATION............................................                     62
CUSTODIANS..............................................                     63
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........                     63
PERFORMANCE INFORMATION.................................                     63
FINANCIAL STATEMENTS....................................                     64


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GENERAL INFORMATION
Security Income Fund and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965 and March 21, 1980, respectively, are registered with the Securities and Exchange Commission as investment companies. The name of Diversified Income Series (formerly "U.S. Government Series") was changed effective February 4, 2000. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value ("NAV") thereof. (See "How to Redeem Shares.")


Each of the Capital Preservation Series ("Capital Preservation Fund"), Diversified Income Series ("Diversified Income Fund"), High Yield Series ("High Yield Fund") and Income Opportunity Series ("Income Opportunity Fund") of Security Income Fund, and Security Cash Fund ("Cash Fund") (the "Funds") has its own investment objective and policies which are described below. Professional investment advice is provided to each Fund by 6th Avenue Investment Management Company, LLC (the "Investment Manager"). While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without shareholder approval. These limitations are set forth below under "Investment Policy Restrictions." An investment in one of the Funds does not constitute a complete investment program.


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
SECURITY INCOME FUND -- Security Income Fund ("Income Fund") offers its shares in multiple Series, each of which represents a different investment objective and which has its own identified assets and NAVs. The investment objectives of the Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds of Income Fund are each described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.

Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the Board of Directors without the approval of shareholders of the Series.


CAPITAL PRESERVATION FUND. The investment objective of the Capital Preservation Fund seeks to provide a high level of income while also seeking to maintain a high degree of stability of shareholders' capital.

DIVERSIFIED INCOME FUND. The investment objective of the Diversified Income Fund is to provide a high level of interest income with security of principal. In pursuing its investment objective, the Fund may engage in certain non-principal investment strategies, including investment in: (i) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (ii) zero coupon securities; (iii) interest rate, index and total return swap agreements; (iv) credit default swaps as well as other credit derivative instruments; (v) "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds; and (vi) "reverse repurchase agreements" and "roll transactions." Yankee CDs and swap agreements are described in further detail under "Investment Methods and Risk Factors."


Yankee CDs are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs.

Additional information about certain of Diversified Income Fund's principal investment strategies is set forth below. The Fund may buy and sell futures contracts, exchange-traded and over-the-counter put and call options, including index options, securities options, and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of its total assets. The Fund may write only covered put and call options.

The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will never hold more than 25% of its net assets in junk bonds, which includes securities rated Ba or lower by Moody's or BB or lower by S&P. Such bonds are regarded as predominantly speculative with respect to the ability of the issuer to


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meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

The Fund may also invest up to 25% of its net assets in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars.

Diversified Income Fund may invest not more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

The Fund may invest without limit in investment grade MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs).

Diversified Income Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will segregate cash or liquid securities equal in value to commitments for such when issued securities. Assets may be segregated by the Fund's custodian or on the Fund's books.

Diversified Income Fund may enter into "reverse repurchase agreements" and "roll transactions." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors."


HIGH YIELD FUND. The investment objective of High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. In pursuing its investment objective, the Fund may engage in certain non-principal investment strategies, including investment in: (i) asset-backed securities; (ii) zero coupon securities; (iii) securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds; and (iv) interest rate, total return and index swaps and related caps, floors, collars; and (v) credit default swaps as well as other credit derivative instruments.


The Fund may invest up to 25% of its total assets in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may also invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

The Fund may invest up to 15% of its total assets in "asset-backed securities," and up to 25% of its net assets in senior secured floating rate corporate loans ("Senior Loans"). See "Investment Methods and Risk Factors."

Additional information about certain of High Yield Fund's principal investment strategies is set forth below.

The Fund may invest up to 20% of its net assets in common stocks (which may include American Depositary Receipts "ADRs"), warrants, rights and index based securities.

High Yield Fund may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached.

High Yield Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian


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securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities and emerging markets.

The Fund may invest in U.S. Government securities, including bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

High Yield Fund may invest not more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation Rule 144A Securities, subject to the Fund's policy that not more than 15% of its total assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements", "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income.

High Yield Fund may invest in real estate investment trusts ("REITs") and other real estate industry investments. See the discussion of real estate securities under "Investment Methods and Risk Factors." High Yield Fund may also invest in a variety of investment vehicles that seek to track the composition and performance of a specific index. See the discussion of such investment companies under "Investment Methods and Risk Factors."

High Yield Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's NAV. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate, total return, and index swaps and purchase or sell related caps, floors and collars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.


As an operating policy, the Fund will not purchase securities on margin. The Fund may, however, obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. In addition, the Fund may enter into certain derivative transactions, consistent with its investment program, that require the deposit of "margin" or a premium to initiate such a transaction. As an operating policy, the Fund will not loan its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. The Fund may, however, lend portfolio securities as described in the Prospectus and this Statement of Additional Information. In addition, the Fund does not interpret this restriction as prohibiting investment in loan participations and assignments as described in the Prospectus. As an operating policy, the Fund will not engage in short sales.


The Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets. Included within this amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Should the High Yield Fund change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days notice prior to making the change.


INCOME OPPORTUNITY FUND. The investment objective of Income Opportunity Fund is to seek a high level of current income. The following paragraphs provide additional information about the investment strategies, policies and practices of the Income Opportunity Fund.


In addition to its investments in Senior Loans and other corporate debt securities as described in the Prospectus, the Income Opportunity Fund may invest a portion of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached.

The Income Opportunity Fund may invest a portion of its assets in revolving credit facilities, debtor-in-possession financing, unsecured loans, subordinated loans, and other floating rate debt securities, such as notes, bonds, and asset-backed securities, such as special purpose trusts investing in Senior Loans and other corporate debt securities.

The Income Opportunity Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative


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instruments. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate securities, including Senior Loans, the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Income Opportunity Fund's portfolio securities. The Income Opportunity Fund will incur brokerage and other costs in connection with its hedging transactions.


SECURITY CASH FUND -- The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. No assurances can be given that Cash Fund will achieve its objective. Money market instruments in which Cash Fund may invest include (without limitation) the following:


U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations, such as repurchase agreements.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations, such as repurchase agreements.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

Cash Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses.


Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be of the highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) if it is an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered to be of the highest quality, as applied to instruments in the second-highest rating category. See Appendix A to the Prospectus for a description of the principal types of securities and instruments in which the Fund will invest and a description of the above mentioned ratings.


Cash Fund may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund does not have outstanding at any time more than one such investment. In the event that an instrument acquired by Cash Fund is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the


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Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument, or the Investment Manager may forego the reassessment of credit risk if the security is disposed of or matures within five business days of downgrade and the Board is subsequently notified of the Investment Manager's actions. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

Cash Fund may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's net assets will be invested in illiquid assets, which include repurchase agreements with maturities of more than seven days. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

Cash Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

Cash Fund may also invest in guaranteed investment contracts ("GICs") issued by insurance companies, subject to the Fund's policy that not more than 10% of the Fund's net assets will be invested in illiquid assets. See the discussion of GICs under "Investment Methods and Risk Factors."

Certain of the securities acquired by Cash Fund may be Rule 144A Securities. See the discussion of Rule 144A Securities under "Investment Methods and Risk Factors."

VARIABLE RATE INSTRUMENTS. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Cash Fund does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Investment Company Act") which allows the Fund generally to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

While Cash Fund does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for other reasons. While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or NAV since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

Cash Fund will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. While investing only in high quality money market instruments, investment in Cash Fund is not without risk. The market value of fixed income securities is generally affected by changes in the level of interest rates. An increase in interest rates will generally reduce the market value of fixed income investments, and a decline in interest rates will generally increase their value. Instruments with longer maturities are subject to greater fluctuations in value from general interest rate changes than are shorter term issues. Such market value changes could cause changes in the NAV per share. To reduce the effect of fluctuating interest rates on the NAV of its shares, Cash Fund intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Cash Fund's investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations.

INVESTMENT METHODS AND RISK FACTORS
Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the sections of the Prospectus entitled "Funds' Principal Investment Strategies," "Principal Risks" and "Investment Policies


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and Management Practices." The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described apply only to those Funds that may invest in such securities and instruments or that use such techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by one or more of the Funds. The methods described apply to only those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.


GENERAL RISK FACTORS -- The NAV of each of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

U.S. GOVERNMENT SECURITIES -- Consistent with its investment objective and strategies, each Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

Other U.S. government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager or sub-adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Certain of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS may be sold as zero coupon securities.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES -- Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER -- Each Fund may invest in commercial paper. A Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by a Fund must be rated in the highest short-term rating category by any two Nationally Recognized Statistical Rating Organizations,


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or "NRSROs" (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Investment Manager or sub-adviser to be of comparable quality. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.


The Funds may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

Each of the High Yield, Income Opportunity, Capital Preservation and Diversified Income Funds may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Each of the High Yield, Capital Preservation and Diversified Income Funds also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will segregate cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements. Assets may be segregated with the Fund's custodian or on the Fund's books.

BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and Diversified Income Fund, High Yield Fund, Capital Preservation and Income Opportunity Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. As an operating policy, each Fund, except the Capital Preservation Fund and Income Opportunity Fund, may borrow up to 10% of total Fund assets. In addition to this operating policy, Cash Fund may not purchase securities while borrowings equal to 5% of its total assets are outstanding. The Capital Preservation Fund and Income Opportunity Fund may borrow to the full extent permitted under applicable laws and regulations. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to


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maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.


LENDING OF PORTFOLIO SECURITIES -- For the purpose of generating income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of total Fund assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to only persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.


GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Certain of the Funds may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

RESTRICTED SECURITIES (RULE 144A SECURITIES) -- The Funds may invest in Rule 144A Securities. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System. A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Certain of the Funds also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks


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associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

TBA PURCHASE COMMITMENTS. A Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

PUT BONDS -- A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the


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holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Capital Preservation Fund, High Yield Fund and the Income Opportunity Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by a Fund will adversely impact NAV of the Fund. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

SENIOR LOANS -- The Capital Preservation Fund, High Yield Fund and Income Opportunity Fund invest in Senior Loans (i.e., senior secured floating rate corporate loans).

Senior Loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Senior Loans also include participation interests in Senior Loans or assignments of Senior Loans. A Senior Loan in which a Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the Senior Loan on behalf of all the lenders. This lender is referred to as the agent bank.

A Fund may invest in a Senior Loan in one of two ways. It may purchase a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a Senior Loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a Senior Loan previously attributable to a different lender. Unlike a participation interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The Funds will not originate loans. As such, it will not be buying in the "primary" market. When a Fund purchases an existing assignment of a Senior Loan, or purchases a participation interest in a Senior Loan, it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market may take place at, above, or below the par value of a Senior Loan. Purchases above par will effectively reduce the amount of interest being received by a Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by a Fund through the amortization of the purchase price discount. The Funds may be able to invest in Senior Loans only through participation interests or assignments at certain times when reduced direct investment opportunities in Senior Loans may exist.


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If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Senior Loans through the purchase of participation interests, the Investment Manager or the Fund's sub-adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, Senior Loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such Senior Loan. The Investment Manager or the Fund's sub-adviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a Senior Loan must comply with various restrictive covenants contained in any Senior Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Senior Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Senior Loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Senior Loan.

A Fund will make an investment in a Senior Loan only after the Investment Manager or the Fund's sub-adviser determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager or the sub-adviser has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the London Interbank Offered Rate ("LIBOR"), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal (Prime Rate), the certificate of deposit ("CD") rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Senior Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days. Certain of the Senior Loans in which the Funds will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of a Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in Senior Loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. However, a Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

CONVERTIBLE SECURITIES AND WARRANTS -- Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

VARIABLE AND FLOATING RATE INSTRUMENTS -- The Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate


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(such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities. The Investment Manager or sub-adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund's investment quality standards relating to investments in bank obligations. The Investment Manager or sub-adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

CMOs may be issued in a variety of classes and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs'


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lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans, Senior Loans, and other types of debt providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

REAL ESTATE SECURITIES -- Certain of the Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, these Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a


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forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with a Fund's custodian or on the Fund's books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

OPTIONS AND FUTURES STRATEGIES --

WRITING (SELLING) COVERED CALL OPTIONS. Certain of the Funds may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of the Investment Manager are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Fund's investment objectives. When writing a covered call option, the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since the option may be exercised at any time prior to the option's expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.


The premium which a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the NAV per share of the Fund is computed at the close of regular trading on the New York Stock Exchange ("NYSE") (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.


Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.


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The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PURCHASING CALL OPTIONS. Certain Funds may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

WRITING (SELLING) COVERED PUT OPTIONS. Certain of the Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where the Investment Manager or sub-adviser wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS. Certain of the Funds may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the Investment Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security eventually is sold.

Certain Funds also may purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own,


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the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

INTEREST RATE FUTURES CONTRACTS. Certain Funds may enter into interest rate futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Manager, the Funds and the Investment Manager are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's


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open positions in Futures Contracts. A Fund may also deposit margin with a futures commission merchant, rather than with its custodian, in accordance with Rule 17f-6 under the Investment Company Act. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

VOLATILITY AND LEVERAGE. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied


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by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

SWAPS, CAPS, FLOORS AND COLLARS -- The Diversified Income Fund, the Income Opportunity Fund and the High Yield Fund may enter into interest rate, total return and index swaps. The High Yield Fund and the Income Opportunity Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Funds and the Investment Manager believe that they do not constitute senior securities under the Investment Company Act if appropriately covered and, thus, will not treat them as being subject to a Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.


CREDIT DERIVATIVE TRANSACTIONS - Income Opportunity Fund, High Yield Fund, and Capital Preservation Fund may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

Each such Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.

A Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, a Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. A Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund



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receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. With respect to credit default swaps of which it is the seller, a Fund may have to segregate liquid assets, and mark the same to market on a daily basis, in an amount necessary to comply with applicable regulatory requirements. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

When a Fund purchases credit default swap contracts in order to hedge against the risk of default of debt securities it holds, it is subject to the risk that the swap may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also involves credit risk--that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Income Opportunity Fund, High Yield Fund, and Diversified Income Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note. Credit default swaps and credit-linked notes may be illiquid. Each Fund will invest in such instruments consistent with applicable liquidity requirements.


OTHER INVESTMENT COMPANIES -- Securities of other investment companies may be acquired by a Fund to the extent permitted under the 1940 Act, that is, a Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by a Fund in shares of other investment companies would be subject to such duplicate expenses. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

INDEX-BASED INVESTMENT COMPANIES -- High Yield Fund may invest in a variety of investment companies or vehicles that seek to track the composition and performance of a specific index. These index-based investments hold substantially all of their assets in securities representing their specific index, or a specific portion of an index. Accordingly, the main risk of investing in index-based investment companies or vehicles is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. To the extent a Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. The Fund's investment in shares of other investment companies or vehicles may not exceed immediately after purchase 10% of the Fund's total assets and no more than 5% of its total assets may be invested in the shares of any one investment company.

Examples of index-based securities include SPDRs (Standard & Poor's Depositary Receipts), MidCap SPDRs, Select Sector SPDRs, DIAMONDS, and Nasdaq-100 Shares.

SPDRS are based on the Standard & Poor's 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all of the companies in the S&P 500 Index in substantially the same weighting and seeks to closely


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track the price performance and dividend yield of the Index.

MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's 500 Composite Stock Price Index. They are issued by The Select Sector Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS are based on the Dow Jones Industrial Average. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq - 100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq - 100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq - 100 Index and seeks to closely track the price performance and dividend yield of the Index.

EMERGING COUNTRIES -- Certain of the Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which a Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to


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such country and could cause the loss of the Fund's investment in those countries.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the Securities and Exchange Commission or regulators of any foreign country, nor will the issuers thereof be subject to the Securities and Exchange Commission's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

COSTS -- Investors should understand that the expense ratio of the Funds that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

EASTERN EUROPE -- Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest.

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The High Yield Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY RESTRICTIONS
Each of the Funds operate within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are


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subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of a Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES (CAPITAL PRESERVATION FUND) -- The following discussion applies to the Capital Preservation Fund only.

FUNDAMENTAL POLICIES. As a matter of fundamental policy, the Fund may not:

1. Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Fund's total assets (taken at cost), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets. The Fund may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2. Underwrite securities issued by other persons except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for its portfolio, real estate acquired as a result of the Fund's ownership of securities);

5. Concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry;

6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

7. Purchase, with respect to 75% of the Fund's total assets, securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

8. Invest, with respect to 75% of the Fund's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

OPERATING POLICIES. In order to comply with certain statutes and policies and for other reasons, the Capital Preservation Fund will not, as a matter of operating policy (these restrictions may be changed without shareholder approval):

(i) purchase any security or evidence of interest therein on margin, except that short-term credits necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

(ii) sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Fund contemporaneously owns or (b) where the Fund has the right to obtain securities equivalent in kind and amount to those sold). The Fund has no current intention to engage in short selling); or

(iii)purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger. An investment restriction will not be considered violated if that restriction is complied with at the


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time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.


FUNDAMENTAL POLICIES (ALL FUNDS OTHER THAN CAPITAL PRESERVATION FUND) -- The fundamental policies of the Funds are:


  1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided, that this limitation applies only with respect to 75% of a Fund's total assets.

  2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities); provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Income Opportunity Fund together with any other person interpositioned between such lender and Income Opportunity Fund with respect to a participation.

  3. UNDERWRITING. Not to act as underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

  4. INDUSTRY CONCENTRATION. Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

  5. REAL ESTATE. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this does not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  6. COMMODITIES. Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon, except to the extent the Senior Loans, in which the Income Opportunity Fund may invest, may be considered interests in commodities or commodities contracts.

  7. LOANS. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or
      (ii) by engaging in repurchase agreements with respect to portfolio securities, and except that the Income Opportunity Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan, and (ii) lend portfolio securities.

  8.  BORROWING. Not to borrow in excess of 33 1/3% of the Fund's total assets.

  9. SENIOR SECURITIES. Not to issue senior securities, except as permitted under the Investment Company Act.

For purposes of fundamental policy numbers 1 and 2 with respect to the High Yield and Income Opportunity Funds, and for the purposes of fundamental policy numbers 7 and 8 with respect to the Capital Preservation Fund, the Funds generally will consider the borrower of a Senior Loan to be the issuer of the Senior Loan, but may under unusual circumstances also consider the lender or person interpositioned between the lender and the Funds to be the issuer of a Senior Loan. In making such a determination, the Funds will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Funds' custodian); the credit quality of such lender or interposetioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

The Diversified Income and High Yield Funds interpret Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.

For purposes of Fundamental Policies (2) and (4) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of Fundamental policy (4), industries are determined by reference to the classifications of



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industries set forth in the Funds' semiannual and annual reports.

For Cash Fund, Fundamental Policy (4) does not apply to investment in bank obligations.

The High Yield Fund will not invest in Senior Loans that are deemed to be interests in commodities or commodities contracts.

OPERATING POLICIES (ALL FUNDS OTHER THAN CAPITAL PRESERVATION FUND -- The operating policies of the Funds are:

  1. LOANS. The Funds, except the Income Opportunity Fund, may not lend assets other than securities to other parties, except as otherwise provided in the Fund's fundamental policies. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

  2. BORROWING. The Funds, except the Income Opportunity Fund, may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes. Cash Fund may not purchase securities while borrowings equal to 5% or more of its total assets are outstanding.

  3. OPTIONS. The Funds, other than Cash Fund, may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options. Cash Fund will not invest in puts, calls, or any combination thereof.

  4. OIL AND GAS PROGRAMS. The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development programs.

  5. INVESTMENT COMPANIES. Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the Investment Company Act.

DIVERSIFIED INCOME, HIGH YIELD AND CASH FUNDS. The following operating policies apply only to the foregoing Funds:

  6. OPERATING HISTORY. The Funds may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities; provided that this operating policy does not apply to High Yield Fund.

  7. CONTROL OF PORTFOLIO COMPANIES. The Funds may not invest in companies for the purpose of exercising management or control.

CASH FUND. The following operating policies apply only to Cash Fund:

  8. SHORT SALES. The Cash Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

  9. MARGIN. The Cash Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

10. PERMISSIBLE SECURITIES. Cash Fund may not purchase securities other than U.S. Government securities, bank obligations and corporate obligations.

11. FUTURES. Cash Fund may not purchase futures contracts or options thereon.

DIVERSIFIED INCOME, HIGH YIELD AND INCOME OPPORTUNITY FUNDS. The following operating policy applies only to Diversified Income, High Yield and Income Opportunity Funds:

12. LIQUIDITY. The Funds may invest up to 15% of their net assets in illiquid securities which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio


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disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

The Funds publish a complete list of their month-end portfolio holdings on its website at www.securitybenefit.com generally within one to two days after the end of each calendar month. Such information will remain online for 4 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. A Fund may then forward the information to investors, consultants and others at their request.


Numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker-dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may at any time as deemed necessary consistent with its policies and procedures distribute (or authorize its service providers to distribute) the Funds' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information; and (ii) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.


Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the CCO may authorize disclosure of the Funds' securities holdings. In addition to the Board, the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Funds' policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Funds' securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUNDS
The Board of Directors of Security Income Fund and Security Cash Fund are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Directors review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.


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DIRECTORS AND OFFICERS
The officers and directors of the Funds and their principal occupations for at least the last five years are as follows.


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                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS
                                                                                                          IN THE
                                                                                                          SECURITY
                                                                                                          FUNDS        OTHER
                               POSITION(S)    TERM OF OFFICE                                              COMPLEX      DIRECTORSHIPS
                               HELD WITH      AND LENGTH OF           PRINCIPAL OCCUPATION(S)             OVERSEEN     HELD BY
    NAME, ADDRESS AND AGE        FUND         TIME SERVED(1)          DURING THE PAST 5 YEARS             BY DIRECTOR  DIRECTOR
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INDEPENDENT DIRECTORS
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Donald A. Chubb, Jr.           Director        Since 1994     Business broker, Griffith &                  28
One Security Benefit Place                                    Blair Realtors.
Topeka, KS 66636-0001
(DOB 12/14/46)
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Harry W. Craig, Jr.            Director        Since 2004     Chairman, CEO, Secretary &                   28
One Security Benefit Place                                    Director, The Martin Tractor
Topeka, KS 66636-0001                                         Company, Inc.
(DOB 05/11/39)
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Penny A. Lumpkin               Director        Since 1993     Partner, Vivian's Gift Shop (Corporate       28
One Security Benefit Place                                    Retail); Vice President, Palmer
Topeka, KS 66636-0001                                         Companies, Inc. (Small Business and
(DOB 8/20/39)                                                 Shopping Center Development), PLB
                                                              (Real Estate Equipment Leasing),
                                                              and Town Crier (Retail).
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Maynard. F. Oliverius          Director        Since 1998     President and Chief Executive Officer,       28
One Security Benefit Place                                    Stormont-Vail HealthCare.
Topeka, KS 66636-0001
(DOB 12/18/43)
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Jerry B. Farley                Director        Since 2005     President, Washburn University.              28
One Security Benefit Place                                    President, J&J Bonanza
Topeka, KS 66636-0001
(DOB 09/20/1946)
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DIRECTORS WHO ARE
"INTERESTED PERSONS"(2)
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Michael G. Odlum              President,       Since 2004     President and Managing Member                28
5801 SW 6th Avenue         Acting Chairman     (Director)     Representative, 6th Avenue Investment
Topeka, KS 66636-0001        of the Board      Since 2004     Management Company, LLC; Senior Vice
(DOB 1/12/52)                and Director      (President)    President, Security Benefit Corporation;
                                               Since 2006     Senior Vice President and Chief Investment
                                               (Acting        Officer, Security Benefit Life Insurance
                                               Chairman of    Company, Vice President and Director,
                                               the Board)     Security Distributors, Inc.; Director,
                                                              Vice President and Chief Investment
                                                              Officer, First Security Benefit Life
                                                              Insurance and Annuity Company of
                                                              New York.
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1   Directors serve until their successors are duly elected and qualified.
2   This director is deemed to be an "interested person" of the Fund under the
    1940 Act; by reason of his position with the Investment Manager, the
    Distributor, and/or the parent or other affiliated companies of the
    Investment Manager.
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   NAME, ADDRESS AND AGE          POSITION(S)     TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
                                 HELD WITH THE     AND LENGTH OF
                                     FUNDS        TIME SERVED(1)
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OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser                 Vice President     Since 2003     Vice President and Senior Portfolio Manager, 6th Avenue
5801 SW 6th Avenue                                                 Investment Management Company, LLC; Vice President and Senior
Topeka, KS 66636-0001                                              Portfolio Manager Security Benefit Life Insurance Company.
(DOB 2/11/60)
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Brenda M. Harwood                Treasurer and      Since 1988     Vice President and Chief Compliance Officer, 6th Avenue
5801 SW 6th Avenue                   Chief          (Treasurer)    Investment Management Company, LLC; Assistant Vice President,
Topeka, KS 66636-0001              Compliance       Since 2004     Security Benefit Life Insurance Company; Vice President,
(DOB 11/3/63)                       Officer           (Chief       Assistant Treasurer and Director, Security Distributors, Inc.
                                                    Compliance
                                                     Officer)
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                                       28


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   NAME, ADDRESS AND AGE          POSITION(S)     TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
                                 HELD WITH THE     AND LENGTH OF
                                     FUNDS        TIME SERVED(1)
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OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Christina Fletcher               Vice President     Since 2005     Vice President and Portfolio Manager, 6th Avenue Investment
5801 SW 6th Avenue                                                 Management Company, LLC. Credit Analyst/Portfolio Manager,
Topeka, KS 66636-0001                                              Horizon Cash Management. Senior Money Market Trader,
(DOB 7/25/72)                                                      Scudder Investments.
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Richard J. King                  Vice President     Since 2005     Vice President and Head of Fixed Income Asset Management,
5801 SW 6th Avenue                                                 6th Avenue Investment Management Company, LLC. and Security
Topeka, KS 66636-0001                                              Benefit Life Insurance Company. Partner, Head of Portfolio
(DOB 3/1/59)                                                       Management, INVESCO.
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Mark Lamb                        Vice President     Since 2003     Vice President, 6th Avenue Investment Management Company, LLC and
5801 SW 6th Avenue                                                 Security Benefit Life Insurance Company. Director of investment
Topeka, KS 66636-0001                                              risk management and senior derivatives portfolio manager, ARM
(DOB 2/3/60)                                                       Financial Group.
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Amy J. Lee                         Secretary        Since 1987     Secretary, 6th Avenue Investment Management Company, LLC;
5801 SW 6th Avenue                                                 Secretary and Chief Compliance Officer, Security Distributors,
Topeka, KS 66636-0001                                              Inc.; Vice President, Associate General Counsel and Assistant
(DOB 6/5/61)                                                       Secretary Security Benefit Life Insurance Company; Director,
                                                                   Brecek & Young Advisors, Inc.
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Mark Mitchell                    Vice President     Since 2003     Vice President and Portfolio Manager, 6th Avenue Investment
5801 SW 6th Avenue                                                 Management Company, LLC. and Security Benefit Life Insurance
Topeka, KS 66636-0001                                              Company.
(DOB 8/24/64)
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Christopher Phalen               Vice President     Since 2005     Vice President & Portfolio Manager, 6th Avenue Investment
5801 SW 6th Avenue                                                 Management Company, LLC; Assistant Vice President and Portfolio
Topeka, KS 66636-0001                                              Manager, Security Benefit Life Insurance Company.
(DOB 11/9/70)
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James P. Schier                  Vice President     Since 1998     Vice President and Senior Portfolio Manager, 6th Avenue
5801 SW 6th Avenue                                                 Investment Management Company, LLC; Vice President and Senior
Topeka, KS 66636-0001                                              Portfolio Manger, Security Benefit Life Insurance Company.
(DOB 12/28/57)
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Cindy L. Shields                 Vice President     Since 1988     Vice President - Head of Equity Asset Management, 6th Avenue
5801 SW 6th Avenue                                                 Investment Management Company, LLC and Security Benefit Life
Topeka, KS 66636-0001                                              Insurance Company.
(DOB 6/5/67)
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Christopher D. Swickard            Assistant        Since 1996     Assistant Secretary, 6th Avenue Investment Management Company,
5801 SW 6th Avenue                 Secretary                       LLC. and Security Distributors, Inc.; Second Vice President and
Topeka, KS 66636-0001                                              Assistant General Counsel, Security Benefit Life Insurance
(DOB 10/9/65)                                                      Company.
------------------------------------------------------------------------------------------------------------------------------------
David G. Toussaint               Vice President     Since 2005     Vice President & Portfolio Manager, 6th Avenue Investment
5801 SW 6th Avenue                                                 Management Company, LLC; Assistant Vice President, Security
Topeka, KS 66636-0001                                              Benefit Life Insurance Company.
(DOB 10/10/66)
------------------------------------------------------------------------------------------------------------------------------------
Eric Welt                        Vice President     Since 2006     Vice President, Director of Portfolio Risk Analysis and
5801 SW 6th Avenue                                                 Consultant Relations, Portfolio Risk Manager, 6th Avenue
Topeka, KS 66636-0001                                              Investment Management Company, LLC; Associate Director - Senior
(DOB 10/31/67)                                                     Due Diligence Analyst, Bear Stearns & Company.

------------------------------------------------------------------------------------------------------------------------------------
1    Officers serve until the next annual meeting or their successors are duly elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------


The officers and directors of the Funds hold identical offices in each of the other Funds managed by the Investment Manager. Ms. Lee serves as Secretary and Chief Compliance Officer, Ms. Harwood serves as Director, Vice President and Assistant Treasurer, Mr. Odlum serves as Vice President and Director, and Mr. Swickard serves as Assistant Secretary of the Funds' distributor, Security Distributors, Inc.


COMMITTEES


AUDIT COMMITTEE -- The Board of Directors has an Audit Committee the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Fund. The Audit Committee consists of Messrs. Craig, Chubb and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended December 31, 2006.

NOMINATING COMMITTEE -- The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Mssrs. Farley, Craig, Chubb and Oliverius and Ms. Lumpkin. During the fiscal year ended December 31, 2006, the Nominating Committee held one meeting.

REMUNERATION OF DIRECTORS AND OTHERS
The Funds' directors, except those directors who are "interested persons" of the Funds, receive from the Security Fund complex an annual retainer of $32,000 and a fee of $5,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended and $2,500 per any telephone board meeting for which there is an agenda, minutes and a duration of one hour or more. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the six registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on the Fund's net assets.

The Funds do not pay any fees to, or reimburse expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 2006, and the aggregate compensation paid to each of the directors during calendar year 2006 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         TOTAL COMPENSATION FROM
   NAMES OF INDEPENDENT                                  PENSION OR RETIREMENT        ESTIMATED ANNUAL      THE SECURITY FUND
   DIRECTORS                     AGGREGATE                BENEFITS ACCRUED AS         BENEFITS UPON        COMPLEX, INCLUDING
   OF THE FUND                 COMPENSATION              PART OF FUND EXPENSES        RETIREMENT                 THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                           INCOME FUND  CASH FUND       INCOME FUND  CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.        $6,665      $5,569          $0            $0                   $0                     $70,000
------------------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.          6,365       5,269           0             0                    0                      67,000
------------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin             6,665       5,569           0             0                    0                      70,000
------------------------------------------------------------------------------------------------------------------------------------
Jerry B. Farley              6,215       5,119           0             0                    0                      65,500
------------------------------------------------------------------------------------------------------------------------------------
Maynard Oliverius            6,665       5,569           0             0                    0                      70,000
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       30


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         TOTAL COMPENSATION FROM
   NAMES OF INDEPENDENT                                  PENSION OR RETIREMENT        ESTIMATED ANNUAL      THE SECURITY FUND
   DIRECTORS                     AGGREGATE                BENEFITS ACCRUED AS         BENEFITS UPON        COMPLEX, INCLUDING
   OF THE FUND                 COMPENSATION              PART OF FUND EXPENSES        RETIREMENT                 THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                           INCOME FUND  CASH FUND       INCOME FUND  CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland(1)               0           0           0             0                    0                          0
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Odlum                 0           0           0             0                    0                          0
------------------------------------------------------------------------------------------------------------------------------------
1    Mr. Cleland resigned his directorship as of May 11, 2006.
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SECURITIES


As of March 31, 2007, the Funds' officers and directors (as a group) beneficially owned less than 1% of the total outstanding Class A shares of Capital Preservation, Income Opportunity, Diversified Income and High Yield Funds. Cash Fund's officers and directors (as a group) beneficially owned 1.53% of the total outstanding shares as of March 31, 2007. None of the Funds' officers or directors owned any Class of shares of the Funds other than Class A.

As of March 31, 2007, Security Benefit Life Insurance Company ("SBL"), One Security Benefit Place, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 47% of the voting securities of the Income Opportunity Fund (24% of the total outstanding Class A shares, 73% of the total outstanding Class B shares and 43% of the total outstanding Class C shares). SBL's percentage ownership of the Income Opportunity Fund may permit SBL to effectively control the outcome of any matters submitted to a vote of shareholders of this fund. SBL is incorporated under the laws of Kansas. SBL is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001, a mutual holding company organized under the laws of Kansas.

As of March 31, 2007, the following entities owned, of record and beneficially (unless otherwise noted), 5% or more of a class of a Fund's outstanding securities:


--------------------------------------------------------------------------------------------------------
        NAME OF SHAREHOLDER                       FUND OWNED         CLASS OWNED    PERCENTAGE OWNED
--------------------------------------------------------------------------------------------------------

Security Financial Resources Inc.                  High Yield          Class C           17%
--------------------------------------------------------------------------------------------------------

                                               Diversified Income      Class C           32%
--------------------------------------------------------------------------------------------------------

UMB Bank, NA, Custodian (of record only)           High Yield          Class A           34%
--------------------------------------------------------------------------------------------------------
                                               Diversified Income      Class A           12%
--------------------------------------------------------------------------------------------------------

                                              Capital Preservation     Class A           14%
--------------------------------------------------------------------------------------------------------
                                               Income Opportunity      Class A           12%
--------------------------------------------------------------------------------------------------------

Security Benefit Life Insurance Company        Income Opportunity      Class A           24%
--------------------------------------------------------------------------------------------------------
                                               Income Opportunity      Class B           73%
--------------------------------------------------------------------------------------------------------
                                               Income Opportunity      Class C           43%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------

DIRECTORS' OWNERSHIP OF SECURITIES


As of March 31, 2007, the Directors of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                   SECURITIES IN ALL REGISTERED
                                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                         DOLLAR RANGE OF EQUITY  DIRECTOR IN FAMILY OF INVESTMENT
   NAME OF DIRECTOR                   NAME OF FUND                          SECURITIES IN FUND                COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.  Security Income Fund, Capital Preservation Series           None                     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Diversified Income Series          $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, High Yield Series                     None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Income Opportunity Series             None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Cash Fund                                       $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin      Security Income Fund, Capital Preservation Series           None                     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Diversified Income Series          $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, High Yield Series                     None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Income Opportunity Series             None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Cash Fund                                       $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------

Maynard Oliverius     Security Income Fund, Capital Preservation Series           None                     Over $100,000

------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Diversified Income Series             None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, High Yield Series                     None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Income Opportunity Series        Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

                      Security Cash Fund                                    $10,001-$50,000

------------------------------------------------------------------------------------------------------------------------------------
Harry A. Craig        Security Income Fund, Capital Preservation Series           None                     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Diversified Income Series             None
------------------------------------------------------------------------------------------------------------------------------------

                      Security Income Fund, High Yield Series                Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Income Opportunity Series       $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------

                      Security Cash Fund                                          None
------------------------------------------------------------------------------------------------------------------------------------
Jerry B. Farley       Security Income Fund, Capital Preservation Series           None                   $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Diversified Income Series             None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, High Yield Series                     None
-------------------------------- ------------------------------------------------ --------------------------------------------------
                      Security Income Fund, Income Opportunity Series             None
------------------------------------------------------------------------------------------------------------------------------------
                      Security Cash Fund                                          None
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------


As of March 31, 2007, the following Directors who are "interested persons" of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                   SECURITIES IN ALL REGISTERED
                                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                         DOLLAR RANGE OF EQUITY  DIRECTOR IN FAMILY OF INVESTMENT
   NAME OF DIRECTOR                   NAME OF FUND                          SECURITIES IN FUND                COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Odlum      Security Income Fund, Capital Preservation Series           None                     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

                      Security Income Fund, Diversified Income Series        Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, High Yield Series               $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Income Fund, Income Opportunity Series          $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
                      Security Cash Fund                                       $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------


HOW TO PURCHASE SHARES
As discussed below, shares of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders.

As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.


CAPITAL PRESERVATION, DIVERSIFIED INCOME, HIGH YIELD AND INCOME OPPORTUNITY FUNDS -- Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Corporation, is principal underwriter for Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds. Investors may purchase shares of these Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. or with the Investment Manager, who serves as the Funds transfer agent ("authorized financial intermediaries"). (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan, which allows a minimum initial purchase of $100 and subsequent purchases of $20. An application may be obtained from the Distributor.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Investment Manager (as transfer agent) or the Distributor, generally as of the close of the NYSE on that day plus the sales charge in the case of Class A shares of the Funds. Orders received by the Distributor or Investment Manager prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds' Distributor or Investment Manager (as transfer agent), orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day's price.



--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------

ALTERNATIVE PURCHASE OPTIONS -- Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund offer three classes of shares, Class A, Class B, and Class C.


CLASS A SHARES -- FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1% in the event of a redemption within one year of the purchase). See Appendix C in the Prospectus for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.


CLASS B SHARES -- BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

CLASS C SHARES -- LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES -- Class A shares of Diversified Income, High Yield and Income Opportunity Funds are offered at NAV plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                    DIVERSIFIED INCOME FUND, HIGH YIELD FUND
                          AND INCOME OPPORTUNITY FUND
--------------------------------------------------------------------------------
                                                 SALES CHARGE
--------------------------------------------------------------------------------
                              APPLICABLE     PERCENTAGE OF      PERCENTAGE
AMOUNT OF PURCHASE          PERCENTAGE OF    NET AMOUNT       REALLOWABLE TO
AT OFFERING PRICE           OFFERING PRICE     INVESTED          DEALERS
--------------------------------------------------------------------------------
Less than $50,000                4.75%           4.99%             4.00%
--------------------------------------------------------------------------------
$50,000 but less                 3.75            3.90              3.00
   than $100,000
--------------------------------------------------------------------------------
$100,000 but less                2.75            2.83              2.20
   than $250,000
--------------------------------------------------------------------------------
$250,000 but less                1.75            1.78              1.40
   than $1,000,000
--------------------------------------------------------------------------------
$1,000,000 or more               None            None          (See below)
--------------------------------------------------------------------------------

Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges." The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus 0.50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

--------------------------------------------------------------------------------
                           CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------
                                                 SALES CHARGE
--------------------------------------------------------------------------------
                                             PERCENTAGE OF      PERCENTAGE
AMOUNT OF PURCHASE          PERCENTAGE OF     NET AMOUNT      REALLOWABLE TO
AT OFFERING PRICE           OFFERING PRICE     INVESTED          DEALERS
--------------------------------------------------------------------------------
Less than $100,000                3.50%            3.63%           3.00%
--------------------------------------------------------------------------------
$100,000 but less                 2.50             2.56            2.00
   than $500,000
--------------------------------------------------------------------------------
$500,000 but less                 1.50             1.52            1.00
   than $1,000,000
--------------------------------------------------------------------------------
$1,000,000 and over               None             None          (See below)
--------------------------------------------------------------------------------

The Distributor will pay a commission to dealers on purchases of Capital Preservation Fund - Class A shares $1,000,000 or more as follows: 0.50% on sales up to $5,000,000, plus 0.25% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more.

SECURITY CAPITAL PRESERVATION, DIVERSIFIED INCOME, HIGH YIELD AND INCOME


--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

OPPORTUNITY FUNDS' CLASS A DISTRIBUTION PLANS -- As discussed in the Prospectus, each of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act. Each Plan authorizes these Funds to pay as compensation an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of each Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund. The Plans may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In the case of where a Fund or Class A shares are closed to new investors or investments, the Distributor also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders. The Distributor is required to report in writing to the Board of Directors regarding the payments made and services provided under the Plans, and the board will review at least quarterly the amounts and purpose of any payments made under such Plans. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether a Plan should be continued.

Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated with respect to a Fund at any time on 60 days' written notice, without penalty, if a majority of the independent directors or the Class A shareholders of that Fund vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the Class A shareholders of the Funds.


Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Mr. Odlum (Director of the Fund), and Ms. Lee, Mr. Swickard and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.


Benefits from the Distribution Plan may accrue to the Funds and their shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

The Distributor may reimburse broker-dealers for certain promotional expenses, which may include, among other things, travel, meals and lodging incurred in connection with attendance by their representatives at educational meetings and other costs associated with such educational meetings. The Distributor may engage the services of an advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES -- Class B shares of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds are offered at NAV, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the shareholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

-------------------------------------------------------------------
  YEAR SINCE PURCHASE PAYMENT      CONTINGENT DEFERRED SALES
           WAS MADE                         CHARGE
-------------------------------------------------------------------
             First                            5%
-------------------------------------------------------------------
            Second                            4%
-------------------------------------------------------------------
             Third                            3%
-------------------------------------------------------------------
            Fourth                            3%
-------------------------------------------------------------------
             Fifth                            2%
-------------------------------------------------------------------
      Sixth and Following                     0%
-------------------------------------------------------------------

Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower


--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------


distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of Class B shareholders.

CLASS B DISTRIBUTION PLAN -- Each of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds bear some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class B shares of Diversified Income, High Yield and Income Opportunity Funds and 0.75% of the average daily NAV of Class B shares of Capital Preservation Fund. The Funds and the Distributor pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase typically equal to 4.00% of the value of each share sold for Diversified Income, High Yield and Income Opportunity Funds, or equal to 2.75% of the value of each share sold for Capital Preservation Fund and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case of a Fund or Class B shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class B Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.


Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from a Fund. The Distributor intends to seek full payment of such charges from a Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

Each Fund's Class B Distribution Plan may be terminated at any time by vote of its Directors who are not interested persons of the Fund as defined in the Investment Company Act or by vote of a majority of the outstanding Class B shares of the Fund. In the event the Class B Distribution Plan is terminated by the Class B shareholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.


CLASS C SHARES -- Class C shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.


CLASS C DISTRIBUTION PLAN -- Each of the Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund bear some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. This Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares of Diversified Income, High Yield and Income Opportunity Funds and 0.50% of the average daily NAV of Class C shares of Capital Preservation Fund. The Funds and the Distributor currently pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold for the Diversified Income, High Yield and Income Opportunity Funds, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining


--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

outstanding on the books of the Fund, or for the Capital Preservation Fund a commission at the time of purchase normally equal to 0.25% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund, and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case of a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from a Fund. The Distributor intends to seek full payment of such charges from a Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.


A Fund's Class C Distribution Plan may be terminated at any time by vote of Directors who are not interested persons of the Fund as defined in the Investment Company Act or by vote of a majority of the outstanding Class C shares of the Fund. In the event the Class C Distribution Plan is terminated by the Class C shareholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.


Each Plan is a compensation-type plan that compensates the Distributor regardless of expenses. The Funds make no payments in connection with the sales of Shares other than the fee paid to the Distributor.


RULE 12B-1 PLAN EXPENSES -- For the fiscal year ended December 31, 2006, the following payments were made for each Fund to the Distributor under the Rule 12b-1 Distribution Plans:

--------------------------------------------------------------------------------
                                          COMPENSATION TO DISTRIBUTOR
--------------------------------------------------------------------------------
                                    CLASS A         CLASS B          CLASS C
--------------------------------------------------------------------------------
Capital Preservation Fund         $295,652        $236,003         $312,457
--------------------------------------------------------------------------------
Diversified Income Fund            182,744          95,046           50,535
--------------------------------------------------------------------------------
High Yield Fund                    114,508          45,253           17,005
--------------------------------------------------------------------------------
Income Opportunity Fund            125,639         200,988          405,627
--------------------------------------------------------------------------------

Cash Fund                             N/A             N/A              N/A
--------------------------------------------------------------------------------

The Plans are compensation plans. Because the Plans are compensation plans paying all 12b-1 fees to the Distributor, the Funds paid no fees for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker/dealers, compensation to sales personal, or interest carrying or other financing charges.


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a shareholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code")) of a shareholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under
Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the



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CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, or (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program (See "Systematic Withdrawal Program.")


ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS -- The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Investment Manager or Distributor may also pay certain transaction order processing costs incurred by dealers who sell Fund shares through clearing brokers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD. A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.


The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS -- The Investment Manager pays a service fee to dealers at the annual rate of 0.25% of the aggregate net assets of all Cash Fund accounts opened after July 31, 1990; provided that such dealer is the dealer of record for aggregate accounts with aggregate net assets of $1 million or more.

The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' prospectuses, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.


Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.


These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.


As of the date of this Statement of Additional Information, the Distributor and/or Investment Manager has revenue sharing arrangements with the following financial intermediaries:



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------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PAYMENTS
           FINANCIAL INTERMEDIARY                      BASIS OF PAYMENT                      DURING LAST         AFFECTED FUNDS
                                                                                             FISCAL YEAR*
------------------------------------------------------------------------------------------------------------------------------------
Brecek & Young Advisors, Inc.                           0.50% of sales                        $438,665         All funds in the
(wholly-owned subsidiary of                                                                                  Security Funds Complex
Security Benefit Corporation                                                                                  except Security Cash
and an affiliate of the                                                                                        Fund and SBL Fund
Distributor)
------------------------------------------------------------------------------------------------------------------------------------
First Security Benefit Life         0.25% of average daily net assets                            5,756         All funds in the
Insurance and Annuity                                                                                        Security Funds Complex
Company of New York**
------------------------------------------------------------------------------------------------------------------------------------
Geneos Wealth Management            0.20% of sales less than $35 million; 0.25% of sales        38,035         All funds in the
                                    more than $35 million but less than $45 million; and                     Security Funds Complex
                                    0.30% of sales greater than $45 million. Payment                          except Security Cash
                                    amount is based on cumulative purchases over the                            Fund and SBL Fund
                                    course of the calendar year.
------------------------------------------------------------------------------------------------------------------------------------
Legend Equities Corporation         For calendar year, 0.10% of sales if less than $10         267,265         All funds in the
                                    million; 0.15% of sales if $10 million or more but                       Security Funds Complex
                                    less than $30 million; and 0.25% of sales if $30                          except Security Cash
                                    million or more; plus 0.05% of assets                                      Fund and SBL Fund
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Investment Planning, Inc.                       0.25% of sales                          53,144         All funds in the
                                                                                                             Security Funds Complex
                                                                                                              except Security Cash
                                                                                                                Fund and SBL Fund
------------------------------------------------------------------------------------------------------------------------------------
NEXT Financial Group, Inc.           0.20% of sales (for sales of Variable Products with a           0         All funds in the
                                     4-year Alternate Withdrawal Charge rider in effect,                     Security Funds Complex
                                     the applicable percentage is 0.10% of sales)                              except SBL Fund
------------------------------------------------------------------------------------------------------------------------------------
Ohio Savings Securities, Inc.                           0.10% of sales                          17,347         All funds in the
                                                                                                             Security Funds Complex
                                                                                                              except Security Cash
                                                                                                                Fund and SBL Fund
------------------------------------------------------------------------------------------------------------------------------------
PlanMember Securities Corporation   In lieu of standard commissions, 0.25% of net sales          5,722         All funds in the
                                    under mutual fund wrap program (Class A shares at NAV)                   Security Funds Complex
                                    during each calendar quarter beginning in 2005. Also                        except SBL Fund
                                    receive 12b-1 fees if available.
------------------------------------------------------------------------------------------------------------------------------------


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                                       39

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PAYMENTS
           FINANCIAL INTERMEDIARY                      BASIS OF PAYMENT                      DURING LAST         AFFECTED FUNDS
                                                                                             FISCAL YEAR*
------------------------------------------------------------------------------------------------------------------------------------
PlanMember Services Corporation     Beginning in February of 2006, a fee for certain           682,497         All funds in the
                                    services in connection with the transfer of assets                       Security Funds Complex
                                    under PlanMember's Advantage Program to Class A and B                       except SBL Fund
                                    shares of the Funds, such fee to be equal to 1% of the
                                    purchase price of the shares of the Funds purchased.
                                    The commissions otherwise paid under the Distributor's
                                    underwriter/dealer agreement are not paid in connection
                                    with this arrangement, though any applicable Rule 12b-1
                                    fees continue to be paid. Agreement further provides that
                                    Distributor may recapture amounts previously paid
                                    under this Complex except SBL Fund arrangement in the
                                    event that redemptions under the Advantage Program are
                                    more than a specified amount.
------------------------------------------------------------------------------------------------------------------------------------
Questar Capital Corporation         0.10% of sales between $10 million and $15 million;         34,799         All funds in the
                                    0.15% of sales greater than or equal to $15 million                      Security Funds Complex
                                    but less than $20 million; 0.20% of sales                                  except Security Cash
                                    greater than or equal to $20 million                                        Fund and SBL Fund
------------------------------------------------------------------------------------------------------------------------------------
Security Benefit Life Insurance     0.25% of average daily net assets                        8,970,006         All funds in the
Company*                                                                                                     Security Funds Complex
------------------------------------------------------------------------------------------------------------------------------------
*    Payments listed are not exclusively for sales of the Funds and include allowances for other products distributed by the Distributor or an affiliate.
**   An affiliate of the Investment Manager and Distributor.
------------------------------------------------------------------------------------------------------------------------------------


The Distributor may enter into revenue sharing arrangements with other financial intermediaries, and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Funds, the Investment Manager and the Fund's sub-adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

CASH FUND -- Cash Fund offers a single class of shares at NAV next determined after an order is accepted. There is no sales charge or load. The


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minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.   BY MAIL.

     (a)  A check or negotiable bank draft should be sent to:

          Security Cash Fund
          P.O. Box 750525
          Topeka, Kansas 66675-0525

     (b)  Make check or draft payable to "Security Cash Fund."

     (c) For initial investment include a completed investment application found at the back of the Prospectus.

2.   BY WIRE.

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b) For an initial investment, you must also send a completed investment application to the Fund.

3. THROUGH BROKER/DEALERS. Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/ dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.


Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each shareholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central Time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. Cash Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.


PURCHASES AT NET ASSET VALUE
Class A shares of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds may be purchased at NAV by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of SBL and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;
(2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.


Class A shares of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager that provides for the waiver of the front-end sales charge. Class A shares of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds may also be purchased at NAV when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify that they expect to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrange-



--------------------------------------------------------------------------------
                                       41

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ment with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

PURCHASES FOR EMPLOYER-SPONSORED RETIREMENT PLANS -- Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Employer-sponsored retirement plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund at NAV under certain circumstances.

Many of the arrangements under which the Funds' shares are made available to such retirement plans permit the dealer to choose among several commission options. However, generally, it is not expected that the amount of up-front commissions to dealers would exceed 5% of the purchase payments made to such retirement plans and the amount of asset-based commissions would not exceed 1% of the average daily net assets of the amount held under such retirement plans.

The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Capital Preservation Fund, Diversified Income Fund, High Yield Fund or Income Opportunity Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it does receive such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

ACCUMULATION PLAN
Investors in Capital Preservation, Diversified Income, High Yield or Income Opportunity Fund may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make their Fund purchases. There is no additional charge for using an Automatic Investment Plan. Withdrawals may occur up to 3 business days before the date scheduled to purchase Fund shares. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM
A Systematic Withdrawal Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the shareholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of Capital Preservation, Diversified Income, High Yield or Income Opportunity Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at NAV. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the shareholder or the


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Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges." A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

6th Avenue Investment Management Company, LLC, 5801 SW 6th Avenue, Topeka, Kansas, has served as investment adviser to Income Fund and Cash Fund, respectively, since September 14, 1970 and June 23, 1980. The current Investment Advisory Contract for each of Income Fund and Cash Fund is dated November 1, 1999. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund.

The Investment Manager is controlled by its members, SBL and Security Benefit Corporation ("SBC"). SBL, a stock life insurance company which is incorporated under the laws of Kansas, is controlled by SBC. SBC is wholly-owned by Security Benefit Mutual Holding Company, which is controlled by SBL policyholders. Prior to May 1, 2007, the Investment Manager was named "Security Management Company, LLC."


Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B and Class C distribution fees) shall not for Capital Preservation, Diversified Income, Income Opportunity and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Cash Fund exceed 1% of the Fund's average net assets for the year. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.


For services provided to the Funds, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.35% of the average daily closing value of the Diversified Income and Capital Preservation Funds' net assets, 0.50% of the average daily closing value of Cash Fund's net assets, 0.60% of the average daily closing value of the High Yield Fund's net assets, and 0.80% of the average daily net assets of Income Opportunity Series of $200 million or less, plus 0.70% of the average daily net assets of Income Opportunity Series of more than $200 million, each computed on a daily basis and payable monthly. For the year ended December 31, 2006, total expenses were reduced to 0.95% of the average daily net assets of the Class A shares and 1.70% of the average daily net assets of the Class B and Class C shares of the Diversified Income Fund, and to 1.00% of the Cash Fund.


Each Fund will pay all of its expenses not assumed by the Investment Manager or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of shareholder and other meetings; any distribution fees; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation affecting it.


The Investment Advisory Contracts between 6th Avenue Investment Management Company, LLC and Income Fund and Cash Fund, are each dated November 1, 1999. The contracts are renewable annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on



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60 days' notice and are automatically terminated in the event of assignment.

Pursuant to Fund Accounting and Administration Agreements with the Funds dated as of March 31, 2004, as amended, the Investment Manager also acts as the administrative agent for the Funds and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of 0.095% of the average net assets of Capital Preservation, Diversified Income, High Yield and Cash Funds and 0.15% of the average net assets of Income Opportunity Fund, or if greater, $25,000, calculated daily and payable monthly.


Pursuant to Transfer Agency Agreements with the Funds also dated as of March 31, 2004, as amended, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives from each Fund: (1) an annual maintenance fee of $8.00 per account ($6.50 per account with respect to accounts which are Matrix Level III pursuant to the NSCC networking systems and $5 per account with respect to closed accounts that are maintained on the transfer agency system), (2) a transaction fee of $1.10 per shareholder transaction ($0.60 per transaction for Matrix Level III accounts), and (3) a fee to open an account of $4.00 per new account.

The Funds are also subject to a minimum fee per year of $25,000. In addition, the Funds have agreed to reimburse the Investment Manager for expenses the Investment Manager pays to third-party administrators, broker-dealers, banks, insurance companies or other entities for providing sub-transfer agency services to beneficial shareholders in the Fund.

During the fiscal years ended December 31, 2006, 2005, and 2004, the Funds paid the following amounts to the Investment Manager for its services.


-------------------------------------------------------------------------------------------------------------------------------
                                      INVESTMENT                                                                  TRANSFER
                                       ADVISORY                           INVESTMENT                               AGENCY
                                          FEES                             ADVISORY         ADMINISTRATIVE       SERVICE FEES
                                        PAID TO        REIMBURSEMENT      FEES WAIVED        SERVICE FEES          PAID TO
                                      INVESTMENT      OF EXPENSES BY     BY INVESTMENT         PAID TO           INVESTMENT
          FUND               YEAR       MANAGER     INVESTMENT MANAGER     MANAGER        INVESTMENT MANAGER       MANAGER
-------------------------------------------------------------------------------------------------------------------------------

Capital Preservation Fund    2006      $742,766                0              0                $229,861            $392,373
                            2005(1)     743,781                0              0                 386,432             561,935
                           2004(2,3)        N/A                0              0                 513,522             505,940
--------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund      2006       306,793          179,846              0                  93,465             286,743
                             2005       311,351          189,354              0                  91,904             283,346
                             2004       333,499          104,207              0                  95,497             258,403
--------------------------------------------------------------------------------------------------------------------------------
High Yield Fund              2006       314,794                0              0                  57,731             191,729
                             2005       262,559                0              0                  49,884             126,832
                             2004       235,791                0              0                  42,987             144,425
--------------------------------------------------------------------------------------------------------------------------------
Income Opportunity           2006       915,689                0              0                 176,445              52,616
                             2005       754,354                0              0                 141,532              40,501
                             2004       345,137                0              0                  65,705              17,230
--------------------------------------------------------------------------------------------------------------------------------
Cash Fund                    2006       270,087          226,914              0                  53,694             287,488
                             2005       234,688          179,611              0                  45,334             220,607
                             2004       257,819          140,181              0                  42,341             246,450
--------------------------------------------------------------------------------------------------------------------------------

1   For the period June 30, 2005 through December 31, 2005.
2   Amounts reported are based on a September 30 fiscal year.
3   Prior to June 30, 2005, the Capital Preservation Fund was a feeder fund in a master-feeder arrangement and paid no advisory fees to the Investment
    Manager during that time.
--------------------------------------------------------------------------------------------------------------------------------


During the fiscal years ended December 31, 2006, 2005 and 2004, the Investment Manager paid the following amounts for Sub-Advisory services.

--------------------------------------------------------------------------------
       FUND                            SUB-ADVISORY FEES PAID
--------------------------------------------------------------------------------
                       2004          2005          2006              TO:
--------------------------------------------------------------------------------
Income               $235,311      $445,119      $535,751            Four
Opportunity Fund                                               Corners Capital
                                                               Management, LLC
--------------------------------------------------------------------------------

PREVIOUS INVESTMENT MANAGER -- Prior to June 30, 2005, the Capital Preservation Fund operated as a "feeder" fund that invested substantially all of its assets in the Preservation Plus Portfolio, an investment company that is managed by Deutsche Asset Management, Inc. ("DeAm Inc."). For the fiscal years ended September 30, 2005 and 2004, DeAM, Inc. earned $9,183,185 and $16,152,288, respectively, for compensation of investment advisory services provided to the Preservation Plus Portfolio. For the same periods, DeAm, Inc. reimbursed $3,508,421 and $2,503,417, respectively, to the Preservation Plus Portfolio to cover expenses.



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SUB-ADVISERS

The Investment Manager has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 1600, Los Angeles, California 90071, to provide investment advisory services to Income Opportunity Fund pursuant to a sub-advisory agreement dated as of February 1, 2004. Pursuant to this agreement, Four Corners furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities, including Senior Loans, on behalf of Income Opportunity Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Four Corners an amount equal on an annual basis to 0.50% of the average daily net assets of Income Opportunity Fund of $75 million or less, plus 0.40% of such assets of more than $75 million up to $200 million, plus 0.35% of such assets of more than $200 million. The sub-advisory agreement may be terminated without penalty at any time by the Investment Manager or by vote of a majority of the Board of Directors of the Income Opportunity Fund, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed. Four Corners may terminate the sub-advisory agreement without penalty on 90 days' written notice to the Investment Manager and the Fund. Four Corners was established in 2001 and as of January 31, 2007, managed and advised approximately $4.0 billion in assets.


CODE OF ETHICS
The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds; provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter.

Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the Securities and Exchange Commission and is available from the Commission.

PORTFOLIO MANAGERS
CAPITAL PRESERVATION FUND, DIVERSIFIED INCOME FUND AND HIGH YIELD FUND --

CAPITAL PRESERVATION FUND. Steven M. Bowser and Christopher L. Phalen are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of Capital Preservation Fund.


OTHER ACCOUNTS MANAGED. The portfolio managers primarily responsible for the day-to-day management of the Capital Preservation Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2006 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


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                                               PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
                                     STEVEN M. BOWSER    CHRISTOPHER L. PHALEN
-------------------------------------------------------------------------------
OTHER REGISTERED INVESTMENT
COMPANIES
   Number                                   4                      2

   Total Assets                       $267.5 million        $239.6 million

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OTHER POOLED INVESTMENT VEHICLES
   Number                                   2                      1

   Total Assets                       $1.21 billion          $27.6 million

-------------------------------------------------------------------------------
OTHER ACCOUNTS
   Number                                   1                      1

   Total Assets                        $2.9 billion          $1.7 billion
-------------------------------------------------------------------------------

As of December 31, 2006, Capital Preservation Fund's portfolio managers managed the following number of



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                                       45

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accounts in each of the indicated categories with respect to which the advisory fee is based on the performance of the account. As of December 31, 2006, portfolio managers, Mr. Bowser and Mr. Phalen, beneficially owned no shares of the Capital Preservation Fund.


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                ACCOUNTS WITH PERFORMANCE BASED ADVISORY FEES
-------------------------------------------------------------------------------
                                               PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
                                     STEVEN M. BOWSER    CHRISTOPHER L. PHALEN
-------------------------------------------------------------------------------
OTHER REGISTERED INVESTMENT
COMPANIES

   Number                                   1                      0
   Total Assets                       $13.3 million                0

-------------------------------------------------------------------------------
OTHER POOLED INVESTMENT VEHICLES
   Number                                   0                      0
   Total Assets                             0                      0
-------------------------------------------------------------------------------
OTHER ACCOUNTS
   Number                                   0                      0
   Total Assets                             0                      0
-------------------------------------------------------------------------------

DIVERSIFIED INCOME FUND. Steven M. Bowser and Christopher L. Phalen are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of Diversified Income Fund.


OTHER ACCOUNTS MANAGED. The portfolio managers primarily responsible for the day-to-day management of the Diversified Income Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2006 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


-------------------------------------------------------------------------------
                                               PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
                                     STEVEN M. BOWSER    CHRISTOPHER L. PHALEN
-------------------------------------------------------------------------------
OTHER REGISTERED INVESTMENT
COMPANIES
   Number                                   4                      2

   Total Assets                       $369.6 million        $341.7 million

-------------------------------------------------------------------------------
OTHER POOLED INVESTMENT VEHICLES

   Number                                   1                      1
   Total Assets                       $27.6 million          $27.6 million

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OTHER ACCOUNTS

   Number                                   2                      1
   Total Assets                       $4.09 billion          $1.7 billion

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As of December 31, 2006, Diversified Income Fund's portfolio managers managed the following number of accounts in each of the indicated categories with respect to which the advisory fee is based on the performance of the account. As of December 31, 2006, portfolio managers, Mr. Bowser and Mr. Phalen, beneficially owned no shares of the Diversified Income Fund.


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                ACCOUNTS WITH PERFORMANCE BASED ADVISORY FEES
-------------------------------------------------------------------------------
                                               PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
                                     STEVEN M. BOWSER    CHRISTOPHER L. PHALEN
-------------------------------------------------------------------------------
OTHER REGISTERED INVESTMENT
COMPANIES

   Number                                   1                      0
   Total Assets                       $13.3 million                0

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OTHER POOLED INVESTMENT VEHICLES
   Number                                   0                      0
   Total Assets                             0                      0
-------------------------------------------------------------------------------
OTHER ACCOUNTS
   Number                                   0                      0
   Total Assets                             0                      0
-------------------------------------------------------------------------------

HIGH YIELD FUND. David G. Toussaint is the portfolio manager of the Investment Adviser who is primarily responsible for the day-to-day management of the High Yield Fund.


OTHER ACCOUNTS MANAGED. The portfolio manager primarily responsible for the day-to-day management of the High Yield Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2006 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


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                                PORTFOLIO MANAGER
-------------------------------------------------------------------------------
                               DAVID G. TOUSSAINT
-------------------------------------------------------------------------------
OTHER REGISTERED INVESTMENT COMPANIES
   Number                                                       1

   Total Assets                                          $106.1 million

-------------------------------------------------------------------------------
OTHER POOLED INVESTMENT VEHICLES
   Number                                                       0
   Total Assets                                                 0
-------------------------------------------------------------------------------
OTHER ACCOUNTS
   Number                                                       1

   Total Assets                                          $146.7 million

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As of December 31, 2006, the portfolio manager of the High Yield Fund, Mr. Toussaint, managed no registered investment companies, pooled investment vehicles or other accounts with respect to which the advisory fee is based on the performance of the account. As of December 31, 2006, Mr. Toussaint, beneficially owned shares valued at $10,001 - $50,000 of the High Yield Fund.


CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio


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                                       46

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manager's management of the investments of the Series on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as a Series, track the same indexes the Series tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Series. The other accounts might also have different investment objectives or strategies than the Series.

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

KNOWLEDGE AND TIMING OF SERIES TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Series. Because of his or her position with the Series, the portfolio manager knows the size, timing and possible market impact of the Series' trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Series.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Series and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Series and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented basis of portfolio manager compensation.


COMPENSATION. The Investment Manager's portfolio managers compensation consists of three components, (1) base compensation, (2) annual incentive, and (3) long term incentive, deferred compensation and pension and retirement plans.

A portfolio manager's base compensation is reviewed and fixed annually. The Investment Manager seeks to maintain base salary and incentive plans that will attract and retain highly qualified investment professionals by utilizing national surveys of financial services and investment management markets to identify market practices regarding salary levels to assist in developing portfolio manager compensation and performance expectation benchmarks. A portfolio manager may be paid an annual discretionary incentive based on short-term corporate performance, business unit performance, and individual performance. Portfolio managers may also participate in an annual incentive plan which is determined at the beginning of each calendar year to establish performance criteria. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria.

Generally, portfolio managers incentive plans are based on the complexity of the funds they manage and their direct impact on investment management results. Plans include a target and maximum opportunity level based on a percentage of base compensation. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria. Factors used in the computation of annual incentive plans are assigned weights. Factors are not required to be weighted equally for all portfolio managers. Calculation of a portfolio manager's incentive is formula-driven based on factor weight, annual incentive target and maximum opportunity levels, and past performance against established performance criteria. The result is then measured against the portfolio manager's target performance after factoring in the manager's performance above threshold performance



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                                       47

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expectations, his or her maximum opportunity level target percentage and factor weights. A significant portion of the incentive bonus awarded is based upon the one-year, three-year and five-year pre-tax gross performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer group.


Also factored into portfolio managers compensation is a corporate performance measure of net income growth relative to the Investment Manager's corporate incentive plan. Business unit measures measure one or more elements of performance for an operating unit, department, or segment of the company. Portfolio managers who are at the vice president or higher level are eligible for the Investment Manager's long-term incentive, deferred compensation and retirement and pension plans. Under the long-term incentive plan, awards are made based on corporate performance over the long-term and are not tied to the performance of individual funds. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. The Investment Manager's retirement and pension plan is open to all eligible employees and is not specifically designed or administered for portfolio managers.

The Investment Manager also has a relocation plan for personnel that include its portfolio managers, which provides the following benefits:

A.   Costs associated with the transportation and storage of household goods;

B. Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

C.   Temporary living expenses (not to exceed 60 days);

D.   Pre-move travel for associate and spouse to locate new housing;

E. Costs for associate and his or her dependents to travel from the old location to the new residence.

Reimbursements for expenses that are not tax deductible will be "grossed up" (at the IRS supplemental tax rates) by the Investment Manager to minimize the associate's tax liability. Tax deductible expenses paid by the Investment Manager will not be "grossed up".


INCOME OPPORTUNITY FUND -- Michael P. McAdams and Robert I. Bernstein are the principals of Four Corners Capital Management LLC ("Four Corners") who are primarily responsible for the day-to-day management of the Income Opportunity Fund.


OTHER ACCOUNTS MANAGED. The portfolio managers who are primarily responsible for the day-to-day management of the Income Opportunity Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2006 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


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                                               PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
                                    MICHAEL P. MCADAMS    ROBERT I. BERNSTEIN
-------------------------------------------------------------------------------
OTHER REGISTERED INVESTMENT
COMPANIES

   Number                                   3                      3
   Total Assets                       $1.01 billion          $1.01 billion

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OTHER POOLED INVESTMENT VEHICLES

   Number                                   4                      4
   Total Assets                       $1.04 billion          $1.04 billion

-------------------------------------------------------------------------------
OTHER ACCOUNTS

   Number                                   4                      4
   Total Assets                       $1.65 billion          $1.65 billion

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As of December 31, 2006, the Income Opportunity Fund's portfolio managers managed the following number of accounts in each of the indicated categories with respect to which the advisory fee is based on the performance of the account.


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               ACCOUNTS WITH PERFORMANCE BASED ADVISORY FEES(1)
-------------------------------------------------------------------------------
                                               PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
                                    MICHAEL P. MCADAMS    ROBERT I. BERNSTEIN
-------------------------------------------------------------------------------
OTHER REGISTERED INVESTMENT
COMPANIES
   Number                                   0                      0
   Total Assets                             $0                    $0
-------------------------------------------------------------------------------
OTHER POOLED INVESTMENT VEHICLES

   Number                                   4                      4
   Total Assets                        $1.04billion          $1.04 billion

-------------------------------------------------------------------------------
OTHER ACCOUNTS

   Number                                   1                      1
   Total Assets                        $862 million          $862 million
-------------------------------------------------------------------------------
1 The accounts have additional or subordinated management fee components that are based on attaining some level of performance (e.g., a "hurdle" rate of return). However, the primary advisory fee is based upon managed assets. In certain cases however, the performance fee is a negative performance fee or a "rebate" of a portion of the management fee that is based upon managed assets.
-------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. In general, Four Corners seeks to allocate corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loans to various



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                                       48
accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts.

Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

Four Corners may aggregate purchase or sale orders for loans in the secondary market for clients. Four Corners' policy in the aggregation of such orders is that the aggregation benefits the clients and that the allocation be done under the policies described above. In addition, all clients receiving allocations of an aggregated order will incur an average price. Four Corners will not receive additional compensation and client funds will not be commingled in such aggregation.

In connection with the acquisition of corporate loans in primary transactions (i.e., where Four Corners participates on behalf of clients in the original loan syndication), Four Corners may make commitments to purchase loans for client accounts in amounts that exceed the amount available for investment at the time of anticipated settlement in the expectation that the amount that will be allocated to Four Corners' clients will be less than the amount committed. In circumstances, if any, where the amount actually allocated to Four Corners' clients in such primary transactions exceeds the assets anticipated to be available for investment on the settlement date for such syndication, Four Corners will liquidate portfolio positions in amounts necessary to settle the primary transaction.

COMPENSATION. Messrs. McAdams and Bernstein are principals of Four Corners and as such retain a certain level of ownership in the firm. Their compensation is the combination of a base salary and an annual bonus that is based upon the profitability of Four Corners. In addition, each has received stock appreciation rights in the shares of Four Corners' parent company, Macquarie Bank Limited, that vest over a set schedule and are exercisable within a set period of time after vesting.


OWNERSHIP OF FUND SHARES. As of December 31, 2006, portfolio managers, Mr. McAdams and Mr. Bernstein, beneficially owned no shares of the Income Opportunity Fund.


PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment Manager and the Sub-Adviser, with respect to the Fund that receives investment advice from a Sub-Adviser, the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings.

THE INVESTMENT MANAGER -- With respect to the Series that the Investment Manager advises without a Sub-Adviser, the Investment Manager has adopted proxy voting policies and procedures to govern the voting of proxies.

The Investment Manager's Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the Funds and their shareholders.

The Investment Manager has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a Fund's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of Fund. For example, a specific proposal may be considered on a case-by-case basis for Capital Preservation Fund, while all other Series may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The Investment Manager has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager has indicated that a decision will


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                                       49

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be made on a case-by-case basis) and the Investment Manager then directs the Service Provider how to vote on that particular proposal.

The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund's custodian bank. The Investment Manager may be unable to vote or may determine not to vote a proxy on behalf of one or more Funds. For example, the Investment Manager will generally abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the Fund.

Pursuant to such procedures, the Investment Manager may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Manager cannot resolve a conflict of interest, it will seek guidance from the board of directors of the relevant Fund.

FOUR CORNERS -- With respect to the Income Opportunity Fund, its sub-adviser, Four Corners, has adopted Proxy Voting Policies and Procedures that establish consistent practices for voting proxies, should Four Corners have occasion to do so. In general, Four Corners will vote proxies in the best economic interests of the Income Opportunity Fund. If the Fund holds a security of an issuer for which Four Corners manages the assets or the pension plan, Four Corners will vote proxies relating to such securities in order to avoid any conflict of interest, or abstain from voting such proxies. If the Board of Directors of the Fund requests that Four Corners follow specific voting guidelines or additional guidelines for a particular vote, Four Corners will vote as requested by the Board.

The Funds will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year. Once filed, the Form will be available without charge: (1) from the Fund, upon request by calling 1-800-888-2461; and (2) on the SEC's website at www.sec.gov.

DISTRIBUTOR
Security Distributors, Inc., a Kansas corporation and wholly-owned subsidiary of Security Benefit Corporation, serves as the principal underwriter for shares of Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds pursuant to a Distribution Agreement dated March 27, 1984, as amended. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund.

The Distributor receives a maximum commission on Class A Shares of Diversified Income, High Yield and Income Opportunity Funds of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The maximum commission on Class A shares of Capital Preservation Fund is 3.5% and the maximum discount to dealers is 3.0%. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with SBL.


For the fiscal years ended December 31, 2006, December 31, 2005, and December 31, 2004, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the table below. Until December 31, 2005, the Capital Preservation Fund's fiscal year end was September 30. For the period October 1, 2005 through December 31, 2005, the Distributor paid, with respect to the Capital Preservation Fund, gross underwriting commissions in the amount of $6,816, net underwriting commissions in the amount of $1,107 and compensation on redemption in the amount of $20,138.


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GROSS UNDERWRITING COMMISSIONS
--------------------------------------------------------------------------------

                                   2006            2005             2004
--------------------------------------------------------------------------------
Capital Preservation            $145,361        $219,869        $249,761
--------------------------------------------------------------------------------
Diversified Income                91,078          91,545          77,715
--------------------------------------------------------------------------------
High Yield                        32,144          18,795          11,998
--------------------------------------------------------------------------------
Income Opportunity                37,408          22,543          14,026
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET UNDERWRITING COMMISSIONS
--------------------------------------------------------------------------------

                                   2006            2005             2004
--------------------------------------------------------------------------------
Capital Preservation               $123,630        $192,070     $160,828
--------------------------------------------------------------------------------
Diversified Income                  32,697          33,407        47,885
--------------------------------------------------------------------------------
High Yield                          (4,792)          8,452         7,592
--------------------------------------------------------------------------------
Income Opportunity                  26,361           9,743        (6,005)
--------------------------------------------------------------------------------



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COMPENSATION ON REDEMPTION
--------------------------------------------------------------------------------
                                   2006            2005             2004
--------------------------------------------------------------------------------

Capital Preservation            $104,320        $390,587        $151,545
--------------------------------------------------------------------------------
Diversified Income                14,213          17,920         $29,503
--------------------------------------------------------------------------------
High Yield Fund                    7,670           6,260           6,051
--------------------------------------------------------------------------------
Income Opportunity                10,934          21,443           3,371
--------------------------------------------------------------------------------


The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

Each Fund's Distribution Agreement is renewable annually either by the Funds' Board of Directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE
Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each respective Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or Sub-Adviser, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which includes such things as the willingness of the broker to commit capital and how accommodative the brokers representatives are), and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager or Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager or Sub-Adviser shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager or Sub-Adviser who may or may not also provide investment information and research services.


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The Funds may buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager or Sub-Adviser generally will not obtain investment information or research services in connection with such principal transactions. The Investment Manager and relevant Sub-Adviser, however, may obtain investment information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager and relevant Sub-Adviser may purchase investment information or research services in connection with investments in underwritten fixed price offerings consistent with the so-called "Papilisky" rules of the NASD.


Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager or Sub-Adviser, including other investment companies. In addition, the Investment Manager's parent company, SBL, may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager or Sub-Adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager or Sub-Adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager and the Sub-Advisers not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that this procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager or Sub-Adviser may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager or Sub-Adviser in an IPO. Brokerage commissions were paid by the Funds for the year ended December 31, 2006 in the amount of $17,255, December 31, 2005 in the amount of $3,836, and December 31, 2004 in the amount of $2,217.

The Funds are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of December 31, 2006, the Funds held the following securities of its regular brokers or dealers:

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                                   VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2006
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NAME OF REGULAR BROKER OR                                 CAPITAL        DIVERSIFIED        HIGH          INCOME
DEALER OR PARENT (ISSUER)            CASH FUND          PRESERVATION       INCOME           YIELD       OPPORTUNITY
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Goldman Sachs Group, Inc.            $2,001,297             N/A              N/A             N/A           N/A
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Lehman Brothers Holdings, Inc.       $1,000,487             N/A              N/A             N/A           N/A
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Morgan Stanley Dean Witter & Co.     $1,100,138             N/A              N/A             N/A           N/A
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Merrill Lynch & Company              $2,000,893             N/A              N/A             N/A           N/A
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Bear Stearns Securities              $1,000,095             N/A              N/A             N/A           N/A
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Wachovia Capital                        N/A             $2,016,510           N/A             N/A           N/A
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Bank of America Corporation          $1,973,289             N/A              N/A             N/A           N/A
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DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Fund.


Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by Capital Preservation, Diversified Income, High Yield Funds and Income Opportunity Fund, except as otherwise provided herein, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.

As discussed in the Funds' Prospectus and this Statement of Additional Information, the loans (including Senior Loans) in which Capital Preservation, High Yield Fund and Income Opportunity Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, such loan is fair valued. In fair valuing, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these Senior Loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit quality and cash flow of issuer; information as to any transactions in or offers for the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the sub-adviser's and/or the market's assessment of the borrower's management; prospects for the borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry; borrower's ability to access additional liquidity through public and/or private markets; and other relevant factors. The Security Income Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for Capital Preservation, High Yield Fund and Income Opportunity Fund.

Cash Fund's securities are valued by the amortized cost valuation technique which does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Fund would receive if it sold the instrument.

During periods of declining interest rates, the daily yield on shares of Cash Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Cash Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in Cash Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The use of amortized cost and the maintenance of Cash Fund's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a


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condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

The Board of Directors has established procedures designed to maintain Cash Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Fund's holdings by the Board of Directors at such intervals as they deem appropriate to determine whether the Fund's NAV calculated using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of some instruments in Cash Fund's portfolio prior to maturity to shorten average Fund maturity or withholding dividends. Cash Fund will use its best efforts to maintain a constant NAV per share of $1.00. See "Security Cash Fund" and "Dividends and Taxes." Since dividends from net investment income will be accrued daily and paid monthly, the NAV per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

Capital Preservation, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may use the amortized cost valuation technique utilized by Cash Fund for high quality securities with maturities of 60 days or less. In addition, Capital Preservation, Diversified Income, High Yield and Income Opportunity Funds may use a similar procedure for such securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

HOW TO REDEEM SHARES
A shareholder may redeem shares at the NAV next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption. Shares may be redeemed in cash or in kind.

Shares will be redeemed on request of the shareholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Investment Manager.

The Articles of Incorporation of Security Income Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 50 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

The amount due on redemption, will be the NAV of the shares next computed after the redemption request in proper order is received by a Fund or its agent, less any applicable deferred sales charge, and, in the case of the Income Opportunity Fund Class A Shares, any applicable redemption charge. In addition, shareholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the shareholder's account number to which payment is to be


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wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the shareholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $20, which will be deducted from the redemption proceeds. Redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

Cash Fund offers redemption by check. If blank checks are requested on the Check Writing Request form, the Fund will make a supply available. Checks for the Cash Fund may be drawn payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Any check presented for payment which is more than the value of the account will be returned without payment, marked "Insufficient Funds." A shareholder does not have the right to place stop pay orders on Cash Fund checks written. However, the Fund may, at its discretion, agree to use reasonable efforts to honor such requests. In the event that the Fund undertakes to stop a check, its only obligation will be to use reasonable efforts to do so and neither the Fund nor the Investment Manager will be responsible for any loss or damage resulting from the inability to stop payment on a check written by a shareholder. Each new shareholder will initially receive twelve checks free of charge and such additional checks as may be required. Since the amount available for withdrawal fluctuates daily, it is not practical for a shareholder to attempt to withdraw the entire investment by check. The Fund reserves the right to terminate this service at any time with respect to existing as well as future shareholders. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days.

When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment of the amount due on redemption, less any applicable deferred sales charge and/or redemption charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received in good order, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor may cause payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences.

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.


TELEPHONE REDEMPTIONS -- Shareholders of the Funds may redeem uncertificated shares in amounts up to $25,000 by telephone request, provided that the shareholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by the Investment Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Redemption requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A shareholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are



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genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and shareholders should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE CHARGE - INCOME OPPORTUNITY FUND -- The activities of investors who engage in frequent, short-term trading of a Fund's shares may be detrimental to shareholders. As the Income Opportunity Fund may be particularly vulnerable to the activities of such investors, a redemption charge of 2% will be charged with respect to any Class A shares of the Income Opportunity Fund redeemed or exchanged 90 days or less after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Income Opportunity Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

HOW TO EXCHANGE SHARES
Pursuant to arrangements with the Distributor, shareholders of the Funds may exchange their shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

Shares of the Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund may be exchanged for shares of the same class of another of the funds distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the period of time during which shares were held in Cash Fund. No service fee is presently imposed on such exchanges; however, any applicable redemption charge will be imposed on an exchange of Income Opportunity Fund Class A shares held for 90 days or less.

Because Cash Fund does not impose a sales charge in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based upon the respective NAVs of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the shareholder were purchasing shares of the other Fund involved for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the exchanging shareholder directly to the Distributor and the NAV of the shares being exchanged will be reduced by a like amount.

Shareholders making such exchanges must provide the Investment Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds. Shares of Cash Fund begin earning dividends on the day after the date an exchange into such shares is effected. Any such exchange is subject to the minimum investment and eligibility requirements of each Fund. No service fee is presently imposed on such an exchange.


Exchanges may be accomplished by submitting a written request to the Investment Manager, 5801 SW 6th Avenue, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee would be in addition to any of the sales or other charges referred to above but may be avoided by making exchange requests directly to the Investment Manager. Due to the high cost of exchange activity and the maintenance of accounts having a net value of less than $100, Cash Fund reserves the right to totally convert the account if at any time an exchange request results in an account being lowered below the $100 minimum.



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An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes.") Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

Exchanges of shares of the Funds may be made only in jurisdictions where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds, including charges and expenses, are contained in the current prospectus describing each fund. Shares that you may acquire pursuant to such exchanges may be offered in other prospectuses than the shares you are contemplating exchanging, and you may pay different fees, charges or expenses than those you are paying on the shares you are contemplating exchanging. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

The exchange privilege may be changed or discontinued any time at the discretion of the management of the Funds upon 60 days' notice to shareholders. The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds upon notice to shareholders, this privilege may be changed or discontinued at any time.


EXCHANGE BY TELEPHONE -- To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Exchange requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions, if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.


DIVIDENDS AND TAXES
The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year,
(a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated


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investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

It is the policy of Diversified Income and High Yield Funds to pay dividends from net investment income monthly. It is the policy of the Funds to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

It is the policy of Capital Preservation Fund and Income Opportunity Fund to declare daily dividends of all of its net investment income each day the Fund is open for business. Such dividends are automatically credited to shareholder accounts. Unless shareholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the NAV on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month.


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Cash Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to shareholder accounts. Unless shareholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the NAV on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of NAV per share below $1.00, the dividend for that day will be omitted until the NAV per share subsequently returns to $1.00 per share.

The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by Income Fund or Cash Fund are taxable as ordinary income whether received in cash or reinvested in additional shares.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Because Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Upon redemption, sale or exchange of Fund shares, shareholders will realize gain or loss depending upon the shareholders' basis in their shares. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders at the same rates as ordinary income. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Each Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder's correct taxpayer identification number or social security number;
(2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share NAV of


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his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates. This is known as "buying a dividend."


INCOME EARNED BY FOREIGN PERSON -- A regulated investment company (a "RIC") such as a Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. This law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. See the Statement of Additional Information for more information about the new legislation, particularly as to matters concerning distributions of interest and short-term capital gains to foreign shareholders and estate taxes imposed upon foreign shareholders.


OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under a recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily


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basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Under certain circumstances a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, if certain conditions are met.

REITS -- The High Yield Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on "qualifying dividends." Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain. The High Yield Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund's distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the High Yield Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

FOREIGN TAXATION -- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporation, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

REDEMPTION CHARGE -- For convenience, the redemption charge applicable to Class A shares of the Income Opportunity Fund is referred to as a charge, but the overall arrangement in fact calls for payment in


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exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Income Opportunity Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

BACKUP WITHHOLDING -- The Funds are required by law to withhold 28% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification number, or who are otherwise subject to the backup withholding provisions of the Code.


FOREIGN SHAREHOLDERS -- Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance form the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 20007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized ion the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.


OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION
The Articles of Incorporation of Security Income Fund provides for the issuance of shares of common stock in one or more classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.

Security Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in four series, Diversified Income Fund, High Yield Fund, Income Opportunity Fund and Capital Preservation Fund. The shares of each Series of Security Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets. Cash Fund has not issued shares in any additional series at the present time. Cash Fund has authorized the issuance of an indefinite number of shares of capital stock of $0.10 par value.

Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Income Opportunity Fund currently issue three classes of shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under


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"How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of Security Income Fund vote together with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIANS
UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 acts as the custodian for the portfolio securities of Capital Preservation Fund, Diversified Income Fund, High Yield Fund and Cash Fund. State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, acts as custodian for the portfolio securities of Income Opportunity Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143 has been selected by the Funds to serve as the Funds' independent registered public accounting firm, and as such, will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION
The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund and average annual total return and aggregate total return for Income Fund.

For Cash Fund, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield.

Investors should recognize that investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Fund expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Manager."

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and Class C shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The aggregate total return for a Fund is calculated for any specified period of time pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

The Funds may also quote after-tax total returns and tax efficiency. After-tax returns show the Funds' annualized after-tax total returns for the time period specified. After-tax returns with redemptions show the Funds' annualized after-tax total return for the time period specified plus the tax effects of selling your shares of


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the Funds at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those advertised by the Funds. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                  P(1+T)n =ATRD

Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions), n= number of years, ATRD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Quotations of average annual total return (after taxes on distributions and redemptions) will be calculated pursuant to the following formula:

                                 P(1+T)n =ATRDR

Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions and redemptions, n= number of years, ATRDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

FINANCIAL STATEMENTS

The financial statements of the Funds, which are contained in the Funds' audited Annual Report dated December 31, 2006 for the fiscal year ended December 31, 2006, are incorporated herein by reference, including notes thereto and the independent registered public accounting firm's report thereon. Copies of the Annual Report are provided to every person requesting the Statement of Additional Information.



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                              SECURITY INCOME FUND
                                    FORM N-1A

                              SECURITY INCOME FUND
                            PART C. OTHER INFORMATION


Item 23. Exhibits

(a)  Articles of Incorporation(6)

(b)  By-laws(1)


(c) Specimen copy of share certificate for Registrant's shares of capital stock(4)

(d)  (1)  Investment Advisory Contract(3)

     (2)  Sub-Advisory Contract - Four Corners Capital Management, LLC(11)


(e)  (1) Distribution Agreement(11)

     (2)  Class B Distribution Agreement(11)

     (3)  Class C Distribution Agreement(11)

     (4)  Underwriter-Dealer Agreement(8)

(f)  Form of Non-Qualified Deferred Compensation Plan(2)

(g)  (1)  Custodian Agreement - UMB Bank, n.a.(10)

     (2)  Custodian Agreement - State Street Bank and Trust Company(12)

(h)  (1)  Fund Accounting and Administration Agreement(3)

     (2)  Transfer Agency Agreement

     (3)  Expense Limitation Agreement - (Diversified Income Fund and High Yield
          Fund)(5)

(i)  Legal Opinion(7)

(j)  Consent of Independent Registered Public Accounting Firm

(k)  Not applicable

(l)  Not applicable

(m)  (1)  Distribution Plan(7)

     (2)  Class B Distribution Plan(7)

     (3)  Class C Distribution Plan(7)

     (4)  Shareholder Service Agreement(7)

(n)  Security Funds Multiple Class Plan(9)

(o)  Reserved

(p)  Code of Ethics


     (1) Code of Ethics - Security Funds, 6th Avenue Investment Management Company, LLC (formerly known as Security Management Company, LLC), and Security Distributors, Inc.(5)

     (2)  Sub-Adviser Code of Ethics - Four Corners Capital Management, LLC

(q)  Powers of Attorneys(5)



(1) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 64 to Registration Statement No. 2-38414 (filed November 29, 1999).

(2) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 58 to Registration Statement No. 2-38414 (filed April 30, 1997).


(3) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 85 to Registration Statement No. 2-38414 (filed April 28, 2006).

(4) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 67 to Registration Statement No. 2-38414 (filed May 1, 2000).


(5) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 103 to Registration Statement No. 2-19458 (filed January 30, 2007).


(6) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 68 to Registration Statement No. 2-38414 (filed November 20, 2000).

(7) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 71 to Registration Statement No. 2-38414 (filed January 11, 2002).

(8) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 70 to Registration Statement No. 2-38414 (filed April 12, 2001).

(9) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 93 to Registration Statement 2-19458 (filed November 15, 2002).


(10) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 73 to Registration Statement No. 2-38414 (filed January 10, 2003).

(11) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 75 to Registration Statement No. 2-38414 (filed January 16, 2004).


(12) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 94 to Registration Statement 2-19458 (filed January 14, 2003).

Item 24. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

Item 25. Indemnification.


A policy of insurance covering 6th Avenue Investment Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by 6th Avenue Investment Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.


Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

30. Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney's fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

     No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

     In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

     "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

     A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

     B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business or Other Connections of Investment Adviser


The Investment Advisor, 6th Avenue Investment Management Company, LLC ("6th Avenue"), is engaged in the provision of investment advisory and management services to mutual funds and private accounts. Information as to the managing director and officers of 6th Avenue, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth in Part B of this Registration Statement.


Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are incorporated by reference to the following EDGAR filings.

SUBADVISER                       EDGAR FILING
Four Corners Capital             N-2/A filing of First Trust/Four
Management, LLC                  Corners Senior Floating Rate Income Fund
                                 dated November 14, 2003, file number 811-21344.

Item 27. Principal Underwriters


         (a)(1) Security Distributors, Inc. ("SDI"), an affiliate of Security Benefit Life Insurance Company, acts as principal underwriter for:

                   SBL Variable Annuity Account I
                   SBL Variable Annuity Account III
                   SBL Variable Annuity Account IV
                   Security Varilife Separate Account (Security Elite Benefit) Security Varilife Separate Account (Security Varilife)
                   SBL Variable Life Insurance Account (Varilife)
                   Variable Annuity Account IX
                   Account XVI
                   Parkstone Advantage Variable Annuity
                   Variflex Separate Account (Variflex)
                   Variflex Separate Account (Variflex ES)
                   Variable Annuity Account VIII (Variflex Extra Credit) Variable Annuity Account VIII (Variflex LS)
                   Variable Annuity Account VIII (Variflex Signature)
                   Variable Annuity Account XI (Scarborough Advantage
                   Variable Annuity)
                   SBL Variable Annuity Account XIV (AdvisorDesigns
                        Variable Annuity)
                   SBL Variable Annuity Account XIV (AEA Variable Annuity)
                   SBL Variable Annuity Account XIV (AdvanceDesigns
                        Variable Annuity)
                   SBL Variable Annuity Account XIV (EliteDesigns Variable
                        Annuity) SBL
                   Variable Annuity Account XIV (NEA Valuebuilder)
                   SBL Variable Annuity Account XIV (NEA Valuebuilder
                        Retirement Income Director Variable Annuity)
                   SBL Variable Annuity Account XIV (SecureDesigns Variable
                        Annuity)
                   SBL Variable Annuity Account XIV (Security Benefit
                        Advisor Variable Annuity)
                   SBL Variable Annuity Account XVII (Classic Strategies
                        Variable Annuity)
                   SBL Variable Annuity Account XVII (ThirdFed Variable
                        Annuity)

         (a)(2) SDI acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

                   Variable Annuity Account A (AdvisorDesigns Variable Annuity) Variable Annuity Account B (SecureDesigns Variable Annuity) Variable Annuity Account B (AdvanceDesigns Variable Annuity)

         (a)(3)    SDI acts as principal underwriter for the following funds:

                   Security Equity Fund
                   Security Income Fund
                   Security Large Cap Value Fund
                   Security Mid Cap Growth Fund
                   SBL Fund
                   Security Financial Resources Collective Investments, LLC

         (a)(4) SDI acts as principal underwriter for the following Commonwealth Annuity and Life Insurance Company Separate
                   Accounts:

                   VEL Account
                   VEL II Account
                   VEL III Account
                   Separate Account III
                   Select Separate Account II
                   Inheiritage Account
                   Group VEL Account
                   Separate Account IMO
                   Separate Account FUVUL
                   Separate Account KGC
                   Separate Account KG
                   Separate Account VA-P
                   Separate Account VA-K
                   Separate Account VA-K - Delaware Medallion Annuity Contracts Allmerica Select Separate Account
                   Fulcrum Separate Account

         (a)(5) SDI acts as principal underwriter for the following First Allmerica Financial Life Insurance Company Separate Accounts:

                   VEL II Account
                   Separate Account SPVL
                   Allmerica Select Separate Account II
                   Inheiritage Account
                   Group VEL Account
                   Separate Account IMO
                   Separate Account KG
                   Separate Account KGC
                   Separate Account VA-P
                   Separate Account VA-K
                   Separate Account VA-K - Delaware Medallion Annuity Contracts Allmerica Select Separate Account
                   Fulcrum Separate Account

         (a)(6) SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

                   Nationwide Multi-Flex Variable Account
                   Nationwide Variable Account 9


(b)         (1)                                (2)                             (3)
     Name and Principal               Position and Offices            Position and Offices
     Business Address*                with Underwriter                with Registrant
     Gregory J. Garvin                President and Director          None

     Michael G. Odlum                 Vice President and Director     President, Acting Chairman
                                                                      of the Board and Director

     Amy J. Lee                       Secretary & Chief               Secretary
                                      Compliance Officer

     Brenda M. Harwood                Vice President, Assistant       Treasurer and Chief
                                      Treasurer and Director          Compliance Officer

     Thomas R. Kaehr                  Treasurer                       None

     Christopher D. Swickard          Assistant Secretary             Assistant Secretary

     Carmen R. Hill                   Assistant Vice President        None

     Richard M. Goldman               Director                        None
     (Connecticut Business Center
     6 Landmark Square #471
     Stamford, CT 06901-2704)

     *For all persons listed, except as indicated above, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001


(c)  Not applicable.

Item 28. Location of Accounts and Records.


Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by 6th Avenue Investment Management Company, LLC, 5801 SW 6th Avenue, Topeka, Kansas 66636-0001 and Four Corners Capital Management, LLC, 515 S. Flower Street, Suite 4310, Los Angeles, California 90071. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.


Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement under rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 86 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 27th day of April 2007.


                                SECURITY INCOME FUND
                                (the Registrant)

                                By: MICHAEL G. ODLUM
                                    --------------------------------------------
                                    Michael G. Odlum, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 27th day of April 2007.

Jerry B. Farley                     SECURITY INCOME FUND
Director

Donald A. Chubb, Jr.            By: MICHAEL G. ODLUM
Director                            --------------------------------------------
                                    Michael G. Odlum, as President & Director,
Harry W. Craig, Jr.                 and as Attorney-In-Fact for the Officers and
Director                            Directors Whose Names Appear Opposite

Penny A. Lumpkin
Director                            BRENDA M. HARWOOD
                                    --------------------------------------------
Maynard Oliverius                   Brenda M. Harwood, Treasurer
Director                            (Principal Financial Officer)

                              SECURITY INCOME FUND


                                  Exhibit Index


Item 23. Exhibits


(h)  (2)  Transfer Agency Agreement

(j)  Consent of Independent Registered Public Accounting Firm

(p)  Code of Ethics

     (2)  Sub-Adviser Code of Ethics - Four Corners Capital Management, LLC